WESTERN ASSET FUNDS, INC.

100 International Drive

Baltimore, MD 21202

Special Meeting of Shareholders to be held December 10, 2010

November 5, 2010

Dear Shareholder:

You are being asked to vote on a proposed transaction related to your fund, Western Asset Intermediate Plus Bond Portfolio, a series of Western Asset Funds, Inc. (the “Corporation”), a Maryland corporation. Detailed information about the proposal is contained in the enclosed materials.

The Board of Directors (the “Board”) of the Corporation has called a special meeting of shareholders (the “Meeting”) for Western Asset Intermediate Plus Bond Portfolio, identified as “your fund,” to be held on December 10, 2010, at the offices of Legg Mason Partners Fund Advisor, LLC, 100 International Drive, Baltimore, Maryland 21202, at 10:00 a.m., Eastern Time, in order to consider and vote on the proposed transaction. The transaction involves a proposal to reorganize your fund into Western Asset Intermediate Bond Portfolio (the “Reorganization”). The attached Proxy Statement/Prospectus asks for your approval of the proposed Reorganization. After careful consideration, the Board of your fund recommends that you vote “FOR” the proposed Reorganization.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To authorize a proxy to vote your shares, simply sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for proxy voting by touch-tone telephone or on the Internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

R. Jay Gerken

President and Principal Executive Officer

Western Asset Funds, Inc.

WESTERN ASSET FUNDS, INC.

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed Proxy Statement/Prospectus describes a proposal to reorganize your fund into Western Asset Intermediate Bond Portfolio. While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here is a brief overview of the proposed fund Reorganization. Please refer to the more complete information contained elsewhere in the Proxy Statement/Prospectus about the Reorganization.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATION

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board has approved a Reorganization, subject to shareholder approval, under which your fund would be combined with Western Asset Intermediate Bond Portfolio, another Legg Mason-affiliated fund advised by Western Asset Management Company (“Western Asset”) that has investment strategies that are similar to those of your fund. If shareholders of your fund approve the Reorganization, you would become a shareholder of the Western Asset Intermediate Bond Portfolio.

Q.	HOW WILL THE REORGANIZATION AFFECT ME?

A. If the Reorganization of your fund is approved, your fund’s assets and liabilities will be combined with the assets and liabilities of Western Asset Intermediate Bond Portfolio and you will become a shareholder of Western Asset Intermediate Bond Portfolio, another series of the Corporation. You will receive shares of Western Asset Intermediate Bond Portfolio having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the Reorganization.

Q.	WHY IS THE REORGANIZATION BEING RECOMMENDED?

A. Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”), your fund’s investment manager, considered the viability of your fund in light of its current size (approximately $43.3 million as of June 30, 2010) and limited prospects for future asset growth. After exploring various alternatives to a Reorganization, LMPFA concluded that the best available alternative for fund shareholders would be to reorganize the fund into a larger fund that offers the potential for greater economies of scale. LMPFA recommended to the Board that your fund reorganize into the Western Asset Intermediate Bond Portfolio, a fund with similar investment strategies to those of your fund, but which is much larger ($410.7 million as of June 30, 2010). Based on expenses of the funds as of June 30, 2010, following the Reorganization you would be invested in a diversified, open-end fund that has higher net assets, lower gross expense ratios and the same or lower (depending on share class) net expense ratios based on the current contractual fee waiver/expense reimbursements in place for each fund. In making its recommendation, LMPFA also considered the continuity of investment management services. Your fund’s principal subadviser, Western Asset, also serves as a subadviser to Western Asset Intermediate Bond Portfolio, and there is significant overlap in the portfolio management teams of the two funds. The Board, after careful consideration of these and other factors, approved the Reorganization and is now recommending it to you.

Q.	ARE MY FUND’S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED POLICIES SIMILAR TO THOSE OF THE SURVIVING FUND?

A. LMPFA has recommended the Reorganization of your fund with Western Asset Intermediate Bond Portfolio based on, among other factors, its evaluation of the compatibility of your fund’s investment policies and strategies with those of Western Asset Intermediate Bond Portfolio. The investment objective of each fund is to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified below. Each fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although each fund may invest in debt and fixed income securities of any maturity, under normal market conditions the target dollar-weighted average effective duration for each fund is expected to range within 20% of the duration of its benchmark, the Barclays Capital Intermediate U.S. Government/Credit Index (generally, this range is 2–5 years). Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).

There are, however, certain differences in investment objectives, policies, strategies and risks between your fund (the “Target Fund”) and Western Asset Intermediate Bond Portfolio (the “Acquiring Fund”). Differences between the funds’ investment objectives, principal investment strategies and related policies are summarized below. Additional information is contained below in the “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” section of the Proxy Statement/Prospectus.

	Target Fund	Acquiring Fund
Investment Objective	Described above. Same as Acquiring Fund, however it may be changed without shareholder approval.	Described above. Same as Target Fund, however it may not be changed without shareholder approval.

High Yield Securities	Up to 20% of the fund’s net assets may be invested in debt securities that are not rated Baa or BBB or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) but are rated at least B-/B3 or, if unrated, securities of comparable quality at the time of purchase (as determined by a subadviser).	Except as otherwise noted below, the Fund currently anticipates that it will only purchase debt securities that are rated Baa or BBB or above at the time of purchase by one or more NRSROs or unrated securities of comparable quality at the time of purchase (as determined by the subadviser).

Non-U.S. Dollar Denominated Securities	The Fund may invest up to 20% of its total assets in non-U.S. dollar denominated securities.	The Fund presently intends to limit its investments to U.S. dollar denominated securities.

Q.	HOW WILL THE REORGANIZATION AFFECT FUND FEES AND EXPENSES?

A. The Reorganization will have the following effects on your fund’s fees and expenses:

•

Before current fee waivers and expense reimbursements, Class I and Class IS total annual operating expenses of the combined fund are expected to be significantly lower than the current total annual operating expenses of the corresponding classes of your fund.

•

After current fee waivers and expense reimbursements, Class I and Class IS total annual operating expenses of the combined fund are expected to be lower and the same as, respectively, the current total annual operating expenses of the corresponding classes of your fund.

•	The management fee rate of the combined fund will be the same as your fund’s current management fee rate.

•	As is the case with your fund, purchases of shares of the combined fund will not be subject to any sales charges (loads) or deferred sales charges.

Please see “Fee Tables and Expense Examples” in the Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by your fund in comparison with those paid by Western Asset Intermediate Bond Portfolio.

Q.	WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH THE REORGANIZATION?

A. No. There will be no sales load, deferred sales charge, commission, redemption fee, or other transactional fee charged in connection with the Reorganization.

Q.	WHAT CLASSES OF SHARES WILL I RECEIVE?

A. Holders of Class I shares of the Target Fund will receive Class I shares of the Acquiring Fund, and holders of Class IS shares of the Target Fund will receive Class IS shares of the Acquiring Fund. No matter which of Class I or Class IS shares you hold in the Target Fund, you will receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the Reorganization.

Q.	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION?

A. Redemptions or exchanges of fund shares that occur before the closing of the Reorganization will be processed according to your fund’s policies and procedures in effect at the time of the redemption or exchange.

Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION?

A. No. You will receive shares of the same class as the shares you already hold, and the privileges of shares of each respective class of the two funds are identical.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATION?

A. The Reorganization is expected to qualify as a tax-free transaction for federal income tax purposes. Assuming the Reorganization of your fund qualifies for such treatment, you will not recognize a gain or loss for federal income tax purposes as a result of the Reorganization, and the tax basis and holding period of your Target Fund shares will carry over to the Acquiring Fund shares you receive in the Reorganization. As a condition to the closing of the Reorganization, your fund will receive an opinion of Ropes & Gray LLP to the effect that the Reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of your fund’s Reorganization.

It is anticipated that some of the portfolio assets of the Target Fund will be sold in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, unless offset by other net capital losses realized by the Target Fund in its final taxable year ending on the closing date of the Reorganization or by any available capital loss carryforwards, will be distributed to the Target Fund shareholders on or prior to the closing date, and such distributions will be taxable to the Target Fund shareholders.

Q.	WHO WILL PAY FOR THE REORGANIZATION?

A. LMPFA will be responsible for 100% of the costs incurred by the Acquiring Fund and 50% of the costs incurred by the Target Fund in connection with the Reorganization. The Target Fund will pay the remaining 50% of the costs it incurs or are allocated to the fund in connection with the Reorganization. Please see “Proxy Solicitation” in the Proxy Statement/Prospectus for a description of these costs.

Q.	HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A. The Board, including all of the independent directors, unanimously recommends that you vote FOR the Reorganization.

Q.	WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A. If the shareholders of your fund do not approve the Reorganization, then you will remain a shareholder of your fund.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders just like you fail to vote their proxies, your fund may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies.

Q.	WHEN IS THE REORGANIZATION OF MY FUND EXPECTED TO HAPPEN?

A. If shareholders approve the Reorganization, the Reorganization is expected to occur on or about December 17, 2010.

Q.	HOW CAN I VOTE OR AUTHORIZE A PROXY TO VOTE?

A. In addition to authorizing a proxy by mail by returning the enclosed proxy card, you may vote in person at the meeting or you may also authorize a proxy by either touch-tone telephone or online via the Internet, as follows:

To vote by touch-tone telephone:	To vote by Internet:

(1)Read the Proxy Statement/Prospectus and have your voting instruction card at hand.	(1)Read the Proxy Statement/Prospectus and have your voting instruction card at hand.

(2)Call the toll-free number that appears on your voting instruction card.	(2)Go to the website that appears on your voting instruction card.

(3)Enter the control number set out on the voting instruction card and follow the simple instructions.	(3)Enter the control number set out on the voting instruction card and follow the simple instructions.

Q.	WHO GETS TO VOTE?

A. If you owned shares of your fund at the close of business on October 15, 2010, you are entitled to vote those shares, even if you are no longer a shareholder of the fund.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions about how to cast your vote, please call Computershare Fund Services at 1-866-612-1831.

Your vote is important. Please vote promptly to avoid the additional expense of another solicitation.

WESTERN ASSET FUNDS, INC.

Western Asset Intermediate Plus Bond Portfolio

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS To Be Held on December 10, 2010

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of Western Asset Intermediate Plus Bond Portfolio (the “Target Fund”), a series of Western Asset Funds, Inc. (the “Corporation”), a Maryland corporation, will be held at the offices of Legg Mason Partners Fund Advisor, LLC, 100 International Drive, Baltimore, Maryland 21202, on December 10, 2010, at 10:00 a.m., Eastern time, for the following purpose:

To consider and vote upon an Agreement and Plan of Reorganization (the “Reorganization Plan”), providing for the transfer of all of the assets of the Target Fund to Western Asset Intermediate Bond Portfolio, a series of the Corporation (the “Acquiring Fund”), in exchange for (i) the Acquiring Fund assuming all of the liabilities of the Target Fund and (ii) shares of the Acquiring Fund having an aggregate net asset value equal to the net assets of the Target Fund, to be distributed to the shareholders of the Target Fund in redemption of all of the outstanding shares of the Target Fund (the “Reorganization”), and the subsequent termination of the Target Fund as a series of the Corporation.

Holders of record of shares of the Target Fund at the close of business on October 15, 2010 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof.

YOUR VOTE ON THIS MATTER IS IMPORTANT. PLEASE AUTHORIZE YOUR PROXY PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO AUTHORIZE YOUR PROXY BY TELEPHONE OR OVER THE INTERNET.

By order of the Board of Directors,

Robert I. Frenkel
Secretary

November 5, 2010

PROXY STATEMENT/PROSPECTUS

NOVEMBER 5, 2010

PROXY STATEMENT FOR:

WESTERN ASSET FUNDS, INC.

Western Asset Intermediate Plus Bond Portfolio

100 International Drive

Baltimore, MD 21202

410-539-0000

PROSPECTUS FOR:

WESTERN ASSET FUNDS, INC.

Western Asset Intermediate Bond Portfolio

100 International Drive

Baltimore, MD 21202

410-539-0000

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Western Asset Funds, Inc. (the “Corporation”), a Maryland corporation, for a Special Meeting (the “Meeting”) of Shareholders of the Western Asset Intermediate Plus Bond Portfolio (the “Target Fund”). The Meeting will be held on December 10, 2010 at 10:00 a.m., Eastern Time, at the offices of Legg Mason Partners Fund Advisor, LLC, 100 International Drive, Baltimore, Maryland 21202. At the Meeting, shareholders of the Target Fund as of the close of business on October 15, 2010 (the “Record Date”) will be asked to consider and act upon the following proposal:

To consider and vote upon an Agreement and Plan of Reorganization (the “Reorganization Plan”), providing for the transfer of all of the assets of the Target Fund to Western Asset Intermediate Bond Portfolio, a series of the Corporation (the “Acquiring Fund”), in exchange for (i) the Acquiring Fund assuming all of the liabilities of the Target Fund and (ii) shares of the Acquiring Fund having an aggregate net asset value equal to the net assets of the Target Fund, to be distributed to the shareholders of the Target Fund in redemption of all of the outstanding shares of the Target Fund (the “Reorganization”), and the subsequent termination of the Target Fund as a series of the Corporation.

The Reorganization Plan contemplates the transfer of all of the assets of the Target Fund to the Acquiring Fund and the assumption of the Target Fund’s liabilities by the Acquiring Fund in exchange for full and fractional shares of the Acquiring Fund of the class of shares of the Target Fund set forth in the chart below, and having an aggregate net asset value equal to the aggregate net asset value of the Target Fund. The Target Fund would then distribute to its shareholders the portion of the shares of the Acquiring Fund to which each such shareholder is entitled in redemption of the outstanding shares of the Target Fund, with each shareholder receiving shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization or such other time when the net asset values of the funds are determined for the Reorganization. Thereafter, the Target Fund would be terminated as a series of the Corporation.

You are being asked to approve the Reorganization Plan pursuant to which the Reorganization would be accomplished. Because shareholders of the Target Fund are being asked to approve a transaction that will result in their holding shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Acquiring Fund.

Target Fund—Share Class Exchanged*	Acquiring Fund—Share Class Received*
Western Asset Intermediate Plus Bond Portfolio	Western Asset Intermediate Bond Portfolio
Class I Class IS	Class I Class IS

If the Reorganization Plan is approved, the shareholders of the Target Fund will receive full and fractional shares of the Acquiring Fund of the corresponding class of shares of the Target Fund set forth in the above chart.

The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. See “Information about the Proposed Reorganization—Federal Income Tax Consequences” below. Shareholders should consult their tax advisors to determine the actual impact of the Reorganization in light of their individual tax circumstances.

Each fund is a separate series of the Corporation, a registered open-end management investment company organized as a Maryland corporation. The investment strategies of the Target Fund are similar to those of the Acquiring Fund. There are, however, certain differences in the principal investment policies and strategies and principal risks between Western Asset Intermediate Plus Bond Portfolio and Western Asset Intermediate Bond Portfolio. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”) dated November 5, 2010 relating to this Proxy Statement/Prospectus and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into (legally forms a part of) this Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the funds at the address listed above or calling Legg Mason Institutional Services at 1-888-425-6432.

For more information regarding the funds, see the current prospectuses of the funds (the “Prospectuses”) and statements of additional information of the funds (the “Fund SAIs”) filed with the SEC on the dates as listed in Appendix A. The Target Fund Prospectus and the SAI of the Target Fund are incorporated into this Proxy Statement/Prospectus by reference. The Prospectus of the Acquiring Fund is not being incorporated by reference.

The audited financial statements and related independent registered public accounting firm’s report for the Target Fund contained in the annual report for the fiscal year ended December 31, 2009 are incorporated herein by reference. You may receive without charge a copy of the Prospectus, Fund SAI, and annual and semi-annual report for each fund by contacting Legg Mason Institutional Services at 1-888-425-6432, or by writing the funds at the address listed above.

The financial highlights for the Acquiring Fund contained in the semi-annual report to shareholders for the fiscal period ended June 30, 2010 are attached to this Proxy Statement/Prospectus as Appendix D. In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each fund are available on the EDGAR Database on the SEC’s internet site at www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

A copy of the form of Reorganization Plan pertaining to the Reorganization accompanies this Proxy Statement/Prospectus as Appendix B.

*	Each of the funds also offers Class FI shares, but no Class FI shares are currently outstanding and Class FI shares are not offered in connection with the Reorganization.

ii

The information contained herein concerning the Target Fund has been provided by, and is included herein in reliance upon, the Target Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

iii

I

II

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Plan, the form of which is attached to this Proxy Statement/Prospectus as Appendix B.

Proposed Reorganization

At a meeting held on September 8, 2010, the Board, including all of the directors who are not “interested persons” of the funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), unanimously approved the Reorganization Plan. The Reorganization Plan provides for:

1. the transfer of all of the assets of the Target Fund to the Acquiring Fund, in exchange for (i) the Acquiring Fund assuming all of the liabilities of the Target Fund and (ii) shares of the Acquiring Fund having an aggregate net asset value equal to the net assets of the Target Fund;

2. the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund in redemption of all of the outstanding shares of the Target Fund; and

3. the termination of the Target Fund as a series of the Corporation.

The Reorganization Plan is subject to approval by the shareholders of the Target Fund. The Reorganization, if approved by shareholders, is scheduled to be effective as of the close of business on December 17, 2010, or on such later date as the Board or President of the Corporation shall determine (the “Closing Date”). As a result of the Reorganization, if approved by shareholders, each shareholder of the Target Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares as of the close of business on the Closing Date. See “Information about the Proposed Reorganization—The Reorganization Plan” below. For more information about the shares offered by the Target Fund and the Acquiring Fund, see “Purchases, Redemptions and Exchanges of Acquiring Fund Shares—Other Shareholder Information Regarding the Acquiring Fund” below.

For the reasons set forth below in “Information about the Proposed Reorganization—Reasons for the Reorganization and Board Considerations,” the Board, including all of the Independent Directors, has concluded that the Reorganization of the Target Fund would be in the best interests of the Target Fund and the Acquiring Fund and that the interests of the Target Fund’s and the Acquiring Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board, therefore, is hereby submitting the Reorganization Plan to the shareholders of the Target Fund and recommends that shareholders of the Target Fund vote “FOR” the Reorganization Plan. The Board also has approved the Reorganization on behalf of the Acquiring Fund.

For the Target Fund, approval of the Reorganization Plan will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the Target Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Target Fund. See “Additional Information about the Target Fund and the Acquiring Fund—Voting Information” below.

Prior and as a condition to the completion of the Reorganization, the funds will have received an opinion of Ropes & Gray LLP to the effect that the Reorganization will be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the “Code”). Accordingly, subject to the limited exceptions described below under “Information about the Proposed Reorganization—Federal Income Tax Consequences,” it is expected that no gain or loss will be recognized by the Target Fund or its shareholders as a result of the Reorganization, if approved by the shareholders (other than any gain or loss resulting from the disposition of assets by the Target Fund in anticipation of the closing, as described in the following paragraph), and the aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Target Fund shares. For more information about the federal income tax consequences of the Reorganization, see “Information about the Proposed Reorganization—Federal Income Tax Consequences” below.

As described further under the heading “Information About the Proposed Transaction—Portfolio Securities,” it is anticipated that some of the portfolio assets of the Target Fund will be sold prior to consummation of the Reorganization, if approved by shareholders. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, unless offset by other net capital losses realized by the Target Fund in its final taxable year ending on the Closing Date or by any available capital loss carryforwards, will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses) on or prior to the Closing Date, and such distributions will be taxable to shareholders. In addition, the Target Fund will distribute to its shareholders on or prior to the Closing Date, in one or more taxable distributions, all of the net investment income and net capital gain realized in the normal course of its operations and not previously distributed for taxable years ending on or prior to the Closing Date. Transaction costs associated with repositioning the Target Fund’s portfolio in connection with the Reorganization will be borne by the Target Fund.

In addition, it is currently anticipated that some of the holdings of the Target Fund that will be transferred to the Acquiring Fund in connection with the Reorganization, representing individual holdings that are not already a part of the Acquiring Fund’s investment portfolio and are small relative to the size of the Acquiring Fund’s typical holdings, may be subsequently sold by the Acquiring Fund in the ordinary course of business. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquiring Fund’s basis in such assets.

Comparison of Investment Objectives, Principal Investment Policies, Strategies and Risks

This section will help you compare the investment objectives, principal investment policies, strategies and risks of the Target Fund and the Acquiring Fund. Please be aware that this is only a brief discussion. More detailed comparisons of the funds appear later in this Proxy Statement/Prospectus, and a chart providing a side-by-side comparison of the funds and their investment objectives, principal investment strategies and management can be found below. The investment objective, principal investment policies, strategies and risks of the Acquiring Fund will apply to the combined fund following the Reorganization. More information can be found in each fund’s Prospectus and Fund SAI.

Each fund’s investment objective is to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified below.

Each fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although each fund may invest in debt and fixed income securities of any maturity, under normal market conditions the target dollar-weighted average effective duration for each fund is expected to range within 20% of the duration of its benchmark, the Barclays Capital Intermediate U.S. Government/Credit Index (generally, this range is 2–5 years). Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).

Each fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

Each fund may enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards. In particular, each fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

There are several key differences between the funds:

	Target Fund	Acquiring Fund
Investment Objective	Described above. Same as Acquiring Fund, however it may be changed without shareholder approval.	Described above. Same as Target Fund, however it may not be changed without shareholder approval.

	Target Fund	Acquiring Fund
High Yield Securities	Up to 20% of the fund’s net assets may be invested in debt securities that are not rated Baa or BBB or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) but are rated at least B-/B3 or, if unrated, securities of comparable quality at the time of purchase (as determined by a subadviser).	Except as otherwise noted below, the fund currently anticipates that it will only purchase debt securities that are rated Baa or BBB or above at the time of purchase by one or more NRSROs or unrated securities of comparable quality at the time of purchase (as determined by the subadviser).

Non-U.S. Dollar Denominated Securities	The fund may invest up to 20% of its total assets in non-U.S. dollar denominated securities.	The fund presently intends to limit its investments to U.S. dollar denominated securities.

The Target Fund and the Acquiring Fund are subject to similar principal risk factors. However, due to differences in the funds’ principal investment strategies with respect to high-yield securities and non-U.S. dollar denominated securities (together, the “plus sectors”), the Target Fund is subject to the additional risks of currency risk and special risks of high yield securities, which are described below.

Effect on Expenses

Following the Reorganization, if approved by shareholders, the management fee rate of the Acquiring Fund (which is the same as the Target Fund’s management fee rate), will apply. Based on expenses of the funds as of June 30, 2010, the post-Reorganization expense ratio of Class I shares of the Acquiring Fund is expected to be significantly lower than the pre-Reorganization expense ratio of Class I shares of the Target Fund, even after taking into account the contractual fee waiver and expense reimbursement currently in place for Class I shares of the Target Fund. The Class IS expense ratios of both Funds are the same under the existing contractual fee waiver and expense reimbursement arrangement; however, the post-Reorganization gross expense ratio of Class IS shares of the Acquiring Fund (before taking into account the existing contractual fee waiver and expense reimbursement arrangement) is expected to be significantly lower than the pre-Reorganization gross expense ratio of Class IS shares of the Target Fund, based on expenses as of June 30, 2010. The proposed Reorganization, if approved by shareholders, will not have any effect on the shareholder services available to shareholders of the Target Fund.

Fee Tables and Expense Examples

The table below (1) compares the estimated fees and expenses of shares of the Target Fund and shares of the Acquiring Fund as of June 30, 2010, and (2) shows the estimated fees and expenses of the shares of the combined Fund, on a pro forma basis, as if the Reorganization occurred on June 30, 2010.

The estimates are based on the contracts and agreements in effect as of June 30, 2010 and reflect the operating expense accrual rates on that date, which are based on each fund’s net assets as of June 30, 2010. Accordingly, the actual fees and expenses of each class of each fund and the combined fund as of the Closing Date of the Reorganization may differ from those reflected in the tables below due to changes in net assets from those at June 30, 2010.

Changes in net assets may result from purchases and redemptions of fund shares, market appreciation or depreciation, and other factors occurring between that date and the Closing Date of the Reorganization. As a general matter, assuming the Reorganization is consummated, changes (positive or negative) in either fund’s expense ratios resulting from fluctuations in the Target Fund’s or the Acquiring Fund’s net assets will be borne by the shareholders of the fund and the combined fund. For information concerning the net assets of each fund and class as of June 30, 2010, please see “Additional Information about the Target Fund and the Acquiring Fund—Capitalization,” below.

The estimated expenses of the funds as of June 30, 2010 and pro forma expenses following the Reorganization are set forth below:

	Western Asset Intermediate Plus Bond Portfolio		Western Asset Intermediate Bond Portfolio	Western Asset Intermediate Bond Pro Forma Combined Fund
	Class I		Class I	Class I
Shareholder Fees (fees paid directly from a shareholder’s investment):	None		None	None
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments):
Management Fees	0.40%		0.40%	0.40%
Distribution and/or Service (12b-1) Fees	None		None	None
Other Expenses	0.36%		0.07%	0.06%

Total Annual Fund Operating Expenses	0.76	%(1)	0.47%	0.46%

(1)

With respect to Class I shares, Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) has contractually agreed to forgo fees and/or reimburse operating expenses at the rate of 0.13%. This arrangement cannot be terminated prior to April 30, 2011 without the Board’s consent. The manager may forgo additional fees and/or reimburse additional operating expenses to the extent required by applicable law.

	Western Asset Intermediate Plus Bond Portfolio		Western Asset Intermediate Bond Portfolio		Western Asset Intermediate Bond Pro Forma Combined Fund
	Class IS		Class IS		Class IS
Shareholder Fees (fees paid directly from a shareholder’s investment):	None		None		None
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments):
Management Fees	0.40%		0.40%		0.40%
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses	0.44%		0.06%		0.07%

Total Annual Fund Operating Expenses	0.84	%(1)	0.46	%(1)	0.47	%(1)(2)

(1)

The manager has agreed to forgo certain fees and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses, deferred organizational expenses and brokerage commissions) so that total annual operating expenses are not expected to exceed 0.45% for Class IS shares. This arrangement cannot be terminated prior to April 30, 2011 without the Board’s consent. The manager may forgo additional fees and/or reimburse additional operating expenses to the extent required by applicable law. The manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the day on which the manager earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

(2)

The estimated gross expense ratio of Class IS shares of the pro forma combined fund is .01% greater than the pre-merger gross expense ratio of Class IS shares of the Acquiring Fund as a result of per account transfer agent fees and the fact that the average Class IS shareholder account size of the Target Fund is smaller than that of the Acquiring Fund.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before waivers and reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I
Western Asset Intermediate Plus Bond Portfolio (with or without redemption)	$78	$243	$423	$944
Western Asset Intermediate Bond Portfolio (with or without redemption)	$48	$151	$263	$593
Pro Forma Combined Western Asset Intermediate Bond Portfolio (with or without redemption)	$47	$147	$257	$578

Class IS
Western Asset Intermediate Plus Bond Portfolio (with or without redemption)	$86	$268	$466	$1038
Western Asset Intermediate Bond Portfolio (with or without redemption)	$47	$147	$257	$578
Pro Forma Combined Western Asset Intermediate Bond Portfolio (with or without redemption)	$48	$151	$263	$593

The funds pay transaction costs, such as commissions or dealer mark-ups, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the funds’ performance. During the fiscal year ended December 31, 2009, the Acquiring Fund’s portfolio turnover rate was 174.7% of the average value of its portfolio and the Target Fund’s portfolio turnover rate was 153.7% of the average value of its portfolio.

Comparison of Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures

No sales loads or deferred sales charges will be incurred by Target Fund shareholders as a result of the Reorganization.

There is no initial sales load or deferred sales charge on purchases or sales of any class of shares of the Target Fund or the Acquiring Fund.

More information about the distribution and shareholder servicing arrangements of the shares of the Acquiring Fund following the Reorganization and the procedures for making purchases, redemptions and exchanges of such shares are set forth in “Purchases, Redemptions and Exchanges of Acquiring Fund Shares—Other Shareholder Information Regarding the Acquiring Fund” below.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of the Target Fund with the Acquiring Fund is based upon, and qualified in its entirety by, the disclosure appearing in the Prospectuses (as supplemented) of the Target Fund and the Acquiring Fund are dated as follows:

Target Fund	Prospectus Dated
Western Asset Intermediate Plus Bond Portfolio	April 30, 2010

Acquiring Fund	Prospectus Dated
Western Asset Intermediate Bond Portfolio	April 30, 2010

The investment objective and principal investment strategies and principal risks of the Acquiring Fund will apply to the combined fund following the Reorganization.

Investment Objectives

Each fund’s investment objective is to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified below.

Principal Investment Policies and Strategies

Each fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although each fund may invest in debt and fixed income securities of any maturity, under normal market conditions the target dollar-weighted average effective duration for each fund is expected to range within 20% of the duration of its benchmark, the Barclays Capital Intermediate U.S. Government/Credit Index (generally, this range is 2–5 years). Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).

Each fund may enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards. In particular, each fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

Each fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

There are several differences between the funds:

	Target Fund	Acquiring Fund
Investment Objective	Described above. Same as Acquiring Fund, however it may be changed without shareholder approval.	Described above. Same as Target Fund, however it may not be changed without shareholder approval.

High Yield Securities	Up to 20% of the fund’s net assets may be invested in debt securities that are not rated Baa or BBB or above at the time of purchase by one or more NRSROs but are rated at least B-/B3 or, if unrated, securities of comparable quality at the time of purchase (as determined by a subadviser).	Except as otherwise noted below, the fund currently anticipates that it will only purchase debt securities that are rated Baa or BBB or above at the time of purchase by one or more NRSROs or unrated securities of comparable quality at the time of purchase (as determined by the subadviser).

Non-U.S. Dollar Denominated Securities	The fund may invest up to 20% of its total assets in non-U.S. dollar denominated securities.	The fund presently intends to limit its investments to U.S. dollar denominated securities.

Risk Factors

Because the funds have similar investment policies and strategies, the principal risks of investing in the funds are similar. However, due to differences in the funds’ principal investment strategies with respect to the “plus sectors” (high-yield securities and non-U.S. dollar denominated securities), the Target Fund is subject to the additional risks of currency risk and special risks of high yield securities. You could lose money on your investments in either fund, and either fund may not perform as well as other investments. For more detailed information regarding the principal risks of investing in the Acquiring Fund, see Appendix C.

The following summarizes principal risks of investing in each fund:

•

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment may also go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities.

•

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Junk bonds have a higher risk of default and are considered speculative. Subordinated securities will be disproportionately affected by a default or downgrade

•

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Credit default swap contracts involve special risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap. Credit default swaps may be difficult to unwind or terminate, and it is possible that developments in the swap market, including potential government regulation, could adversely affect the fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

•

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations.

•

Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

•

Foreign securities and emerging market risk. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also create increased risk. Risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

•

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

•

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

•	Risk of investing in fewer issuers. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

•

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer shares or lower redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

•

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. In that case the fund would not earn income on the cash and the fund’s yield would go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

•

Hedging risk. There can be no assurance that the fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the fund engages in will be successful. Hedging transactions involve costs and may reduce gains or result in losses.

•

Risks relating to inflation-indexed securities. The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. The fund may also experience a loss on an inflation-indexed security if there is deflation. If inflation is lower than expected during the period the fund holds an inflation-indexed security, the fund may earn less on the security than on a conventional bond.

•

Special risks of mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. The rate of mortgage prepayments may lengthen the effective maturity of these securities at a time when their value has declined or shorten the effective maturity of these securities at a time their value has increased. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. Investments in asset-backed securities are subject to similar risks.

•

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Due to the differences in the funds’ principal investment strategies with respect to high-yield securities and non-U.S. dollar denominated securities, the Target Fund is subject to the following additional principal risks, which are not principal risks of investing in the Acquiring Fund:

•

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

•

Special risks of high yield securities. Securities rated below investment grade, commonly referred to as junk bonds or high yield securities, have speculative characteristics. Accordingly, there is a greater possibility that the issuers of these securities may be unable to make timely payments of interest and principal and thus default. These securities typically entail greater potential price volatility, may be more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

Comparison of Fundamental Investment Restrictions

The funds have similar fundamental investment restrictions, which cannot be changed without shareholder approval, but there are certain differences which are described below:

	Target Fund	Acquiring Fund
Investment Objective	Described above. Same as Acquiring Fund, however it may be changed without shareholder approval.	Described above. Same as Target Fund, however it may not be changed without shareholder approval.

Concentration	The Target Fund may not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.(1) Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities will not be considered to represent an industry.	The Acquiring Fund may not invest 25% or more of its total assets (taken at market value) in any one industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements thereon; and provided further that, for purposes of this limitation, U.S. branches of foreign banks are considered U.S. banks if they are subject to substantially the same regulation as domestic banks, and foreign branches of U.S. banks are considered U.S. banks if the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on the instruments for any reason.

Diversification	The Target Fund is classified as “diversified” under the 1940 Act, which means that it meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Target Fund and to not more than 10% of the outstanding voting securities of such issuer.	The Acquiring Fund is also classified as diversified under the 1940 Act, however in addition it may not invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or buy 10% or more of all the securities of any one issuer, except that up to 25% of the fund’s total assets may be invested without regard to this limitation, and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

Underwriting	The Target Fund may underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.(2)	The Acquiring Fund may not underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed an underwriter under federal securities laws.

(1)

“Concentration” is interpreted under the 1940 Act to mean investment of 25% or more of a fund’s total assets in a single industry. For purposes of this limitation, the fund does not consider certificates of deposit or banker’s acceptances issued by domestic branches of U.S. or non-U.S. banks to be in a single industry. If, in the future, these instruments are considered to be in the same industry, the fund reserves the freedom of action to concentrate in such an industry. The fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of technology issuers).

(2)	The 1940 Act prohibits a diversified mutual fund from underwriting securities in excess of 25% of its total assets.

Side-by-Side Comparison

The following chart shows a side-by-side comparison of the investment objectives, principal investment strategies, investment manager/subadviser(s) and portfolio managers of the Target Fund and the Acquiring Fund. For more detailed information regarding the Acquiring Fund’s principal investment strategies and related risks, including the types of securities in which the Acquiring Fund principally invests, see Appendix C.

	Western Asset Intermediate Plus Bond Portfolio (Target Fund)	Western Asset Intermediate Bond Portfolio (Acquiring Fund)
Investment Objective	The fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified below. This investment objective may be changed without shareholder approval.	Same as Target Fund, except it may not be changed without shareholder approval.

Principal Investment Strategies	The fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of their net assets in debt and fixed income securities. Although the fund may invest in debt and fixed income securities of any maturity, under normal market conditions the target dollar-weighted average effective duration for the fund is expected to range within 20% of the duration of the fund’s benchmark, the Barclays Capital Intermediate U.S. Government/Credit Index (generally, this range is 2–5 years).	Same as Target Fund.

	The fund may invest up to 20% of its total assets in non-U.S. dollar denominated securities. Up to 20% of the fund’s net assets may be invested in debt securities that are not rated Baa or BBB or above at the time of purchase by one or more NRSROs but are rated at least B-/B3 or, if unrated, securities of comparable quality at the time of purchase (as determined by a subadviser).	Except as otherwise noted below, the fund presently intends to limit its investments to U.S. dollar denominated securities and currently anticipates that it will only purchase debt securities that are rated Baa or BBB or above at the time of purchase by one or more NRSROs or, if unrated, securities of comparable quality at the time of purchase (as determined by the subadviser).

	The fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.	Same as Target Fund.

	Western Asset Intermediate Plus Bond Portfolio (Target Fund)	Western Asset Intermediate Bond Portfolio (Acquiring Fund)
	The fund may enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards. In particular, the fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.	Same as Target Fund.

Investment Manager/Subadviser(s)	LMPFA/Western Asset and Western Asset Management Company Limited	LMPFA/Western Asset

Portfolio Managers	Team lead by S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Keith J. Gardner, and Julien A. Scholnick.	Team lead by S. Kenneth Leech, Stephen A. Walsh, Andrea A. Mack, and Julien A. Scholnick.

PURCHASES, REDEMPTIONS AND EXCHANGES OF ACQUIRING FUND SHARES—OTHER SHAREHOLDER INFORMATION REGARDING THE ACQUIRING FUND

Choosing a Class of Shares to Buy

The Acquiring Fund offers three classes of shares: Class IS, Class I and Class FI. Class FI shares are not offered in connection with the Reorganization.

Prior to or concurrent with the initial purchase of shares in the fund, each investor must open an account for the fund by completing and signing an application and sending it to:

U.S. Postal Service

Legg Mason Funds

c/o BFDS

P.O. Box 55214

Boston, MA 02205-8504

Overnight Carrier Address

Legg Mason Funds

c/o BFDS

30 Dan Road

Canton, MA 02021-2809

Shares of the fund are available to investors as follows:

Class I shares of the fund are available for purchase by:

1—Institutional investors who make an initial investment of at least $1 million in the fund. Generally, institutional investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowment plans, defined benefit employee benefit plans and similar entities.

2—Retirement plans such as 401(k) retirement plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, and non-qualified deferred compensation plans. Retirement plans do not include defined benefit employee benefit plans, individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or similar accounts.

3—Investors purchasing through financial intermediaries such as banks, brokers, dealers, insurance companies and other financial intermediaries that offer their clients the ability to purchase shares through investment programs such as fee-based advisory programs. Shareholders should contact their financial intermediary for information regarding the financial intermediary’s policies on purchasing, exchanging, and redeeming shares as well as initial and subsequent investment minimums and any fees associated with the purchase and redemption of shares. This Proxy Statement/Prospectus should be read by customers of the financial intermediaries in connection with any such information received from the financial intermediaries. Any fees, charges, or requirements imposed by financial intermediaries will be in addition to the fees and requirements of this Proxy Statement/Prospectus.

Class I shares of the fund may also be purchased by (i) current and former Board members of investment companies managed by affiliates of Legg Mason, Inc., (ii) current and former board members of Legg Mason, Inc., (iii) employees of Legg Mason, Inc. and (iv) in each case, the immediate families of such persons.

Class IS shares of the fund are available for purchase by institutional investors and retirement plans (each described above) that make an initial investment of at least $1 million in the fund. Class IS shares are available only to institutional investors and retirement plans that hold their shares in one account with the fund, which account is not subject to payment of recordkeeping or similar fees paid by the fund.

Buying Shares

A purchase order, together with payment in one of the forms described in the following paragraphs, received by Boston Financial Data Services (the “Transfer Agent” or “BFDS”) prior to the close of regular trading on the Exchange (ordinarily

4:00 p.m., Eastern time) (“close of the Exchange”) will be effected at that day’s net asset value. An order received after the close of the Exchange will generally be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern Time, on the following business day will be effected at the net asset value determined on the prior business day.

Purchases of shares can be made by wiring federal funds to State Street Bank and Trust Company. Before wiring federal funds, the investor must first telephone the fund at 1-888-425-6432 to receive instructions for wire transfer. On the telephone, the following information will be required: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the fund and class of shares to be purchased; amount being wired; and name of the wiring bank.

The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.

Shares may also be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the manager. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the fund in question. Securities offered in payment for shares will be valued in the same way and at the same time the fund values its portfolio securities for purposes of determining net asset value. See “Share price” below. Investors who wish to purchase fund shares through the contribution of securities should contact the fund at 1-888-425-6432 for instructions. Investors should also realize that at the time of contribution they may be required to recognize a gain or loss for tax purposes on securities contributed. The fund has full discretion to reject any securities offered as payment for shares.

Other Purchase Information

Purchases will be made in full and fractional shares.

The fund and Legg Mason Investor Services, LLC (“LMIS” or the “distributor”) reserve the right, in their sole discretion, to request additional documents and information from investors in connection with purchase orders, and to redeem shares if information provided in the application should prove to be incorrect or incomplete in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of a fund).

Shares of the fund may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of the fund are available for offer and sale in their State of residence. Shares of the fund may not be offered or sold in any State unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Retirement Plans

Shares of the fund are available for purchase by retirement plans, including 401(k) plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions.

The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides record-keeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Account Registration Changes

Changes in registration or account privileges may be made in writing to the fund. Signature guarantees may be required. See “Signature Guarantees” below. All correspondence must include the account number and must be sent to:

U.S. Postal Service

Legg Mason Funds

c/o BFDS

P.O. Box 55214

Boston, MA 02205-8504

Overnight Carrier Address

Legg Mason Funds

c/o BFDS

30 Dan Road

Canton, MA 02021-2809

Significant Investors

Certain investment companies may invest in the fund and may at times have substantial investments in the fund. These investment companies are referred to as “funds of funds” because they invest primarily in other investment companies.

From time to time, the fund may experience relatively large redemptions or investments due to transactions in fund shares by a fund of funds or other significant investor. The effects of these transactions could adversely affect the fund’s performance. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. Such transactions may increase brokerage and/or other transaction costs of the fund. In addition, when a fund of funds or other investor owns a substantial portion of the shares of the fund, a large redemption by the fund of funds or other investor could cause the fund’s expenses to increase and could result in the fund becoming too small to be economically viable. Redemptions of fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the fund’s shares.

Exchanging Shares

Shareholders in the fund may exchange their shares for shares of the same class of any of the other funds that are series of the Corporation or, if the investor meets the applicable eligibility requirements for making an initial investment in the applicable share class, directly for shares of a different class of the same fund, provided, in each case, that the shares of that class are being offered at the time of the proposed exchange. Shareholders in the fund may also exchange their shares for the same class of shares of any other funds distributed by LMIS so long as the proposed exchange meets the eligibility requirements of the shares of the other fund. Investments by exchange are made at the per share net asset values next determined after the order for exchange is received in good order. An exchange between funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund generally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. See “Frequent Trading of Fund Shares” below. For further information concerning the exchange privilege, or to make an exchange, please contact Legg Mason Institutional Services at 1-888-425-6432.

Redeeming Shares

Fund shares may be redeemed through four methods: (1) by sending a written request for redemption to Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504; (2) by faxing a request to Legg Mason Investor Services—Institutional, c/o BFDS, at 1-816-218-0462; (3) by calling Legg Mason Institutional Services at 1-888-425-6432; or (4) by wire communication with the Transfer Agent. In each case, the investor should first notify Legg Mason Institutional Services at 1-888-425-6432 of the intention to redeem. No charge is made for redemptions. Shareholders who wish to be able to redeem by telephone or wire communication must complete an authorization form in advance. Redemptions over $10,000,000 may be initiated by telephone, but must be confirmed in writing prior to processing.

Upon receipt of a request for redemption as described below (a request “in good order”) before the close of the Exchange on any day when the Exchange is open, the Transfer Agent will redeem fund shares at that day’s net asset value per share. Requests for redemption received by the Transfer Agent after the close of the Exchange will be executed at the net asset value next determined. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent on the following business day will be effected at the net asset value determined on the prior business day. The fund may refuse to effect redemption requests during periods permitted by federal securities laws.

Requests for redemption should indicate:

1) The number of shares or dollar amount to be redeemed and the investor’s shareholder account number;

2) The investor’s name and the names of any co-owner of the account, using exactly the same name or names used in establishing the account, and, in some cases, signatures of the owners exactly how the account is registered;

3) Proof of authorization to request redemption on behalf of any co-owner of the account (please contact the fund for further details); and

4) The name, address, and account number to which the redemption payment should be sent.

Payment of the redemption price normally will be made by wire one business day after receipt of a redemption request in good order. However, the fund reserves the right to postpone the payment date when the Exchange is closed, when trading is restricted, or during other periods as permitted by federal securities laws, as well as to take up to seven days to make payment upon redemption if the fund could be adversely affected by immediate payment. Redemption proceeds may also be paid in-kind at the discretion of the fund. Shareholders who receive a redemption in-kind may incur costs to dispose of such securities. In addition, depending upon the circumstances, a shareholder may incur additional tax liability upon the sale of securities received in a redemption in kind.

Other supporting legal documents, such as copies of the trust instrument or power of attorney, may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. If you have a question concerning the sale or redemption of shares, please contact Legg Mason Institutional Services by calling 1-888-425-6432.

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Redeeming Shares.” The transfer agent or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares and resume it at any time thereafter

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order, in whole or in part

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

Signature Guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Instruct the Transfer Agent to send redemption proceeds to a bank other than what is on file

•	Adding new banking instructions currently not on file (or in some instances you may submit a blanket Letter of Indemnity renewable annually)

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the Transfer Agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Anti-Money Laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for a fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small Account Balances/Mandatory Redemptions

The fund may elect to close the shareholder account of a retirement plan holding Class IS shares or an institutional investor when the current value of the account is less than $1 million due to redemptions or exchanges by the shareholder by redeeming all of the shares in the account and mailing the proceeds to the investor. If the fund elects to redeem the shares in an account, the shareholder will be notified that the account is below $1 million and will be allowed 30 days in which to make an additional investment in order to avoid having the account closed. Shares will be redeemed at the net asset value calculated on the day of redemption. The fund may change the $1 million minimum account balance from time to time without notice to shareholders.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances. For more information, please contact Institutional Shareholder Services.

Frequent Trading of Fund Shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the fund managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the New York Stock Exchange (the “NYSE”) on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by LMIS (the funds’ distributor) and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the Manager to be engaged in these abusive trading activities in the fund or in other funds sold by LMIS. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds distributed by LMIS. A committee established by the Manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in LMIS distributed funds, if that shareholder has engaged in one or more “Round Trips” across all LMIS distributed funds. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds. The committee will generally follow a system of progressive deterrence, although it is not required to do so. A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by LMIS.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker-dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. LMIS has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices. The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur in respect of shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Share Certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact Legg Mason Institutional Services.

Record Ownership

If you hold shares through a financial intermediary, the financial intermediary may establish and maintain your account and be the shareholder of record. In the event that a fund holds a shareholder meeting, your financial intermediary, as record holder, will vote your shares in accordance with your instructions. If you do not give your financial intermediary voting instructions, your financial intermediary, under certain circumstances, may nonetheless be entitled to vote your shares.

Dividends, Distributions and Taxes

The fund declares as a dividend at the close of regular trading on the Exchange each business day, to shareholders of record as of the close of the Exchange that day, substantially all of their net investment income since the prior business day’s dividend. Shares will begin to earn dividends on settlement date. The fund pays dividends monthly. Distributions of net realized capital gains are made annually.

Shareholders may elect to receive dividends and distributions in one of four ways:

1) Receive both dividends and other distributions in shares of the same class of the distributing fund;

2) Receive dividends in cash and other distributions in shares of the same class of the distributing fund;

3) Receive dividends in shares of the same class of the distributing fund and other distributions in cash; or

4) Receive both dividends and other distributions in cash.

If no election is made, both dividends and other distributions are credited to a shareholder’s fund account in shares (of the same class as the shares already held) at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date.

For the fund, reinvestment of dividends and other distributions occurs on the payment date. A shareholder who redeems all shares in the fund will receive all dividends and other distributions declared for that monthly cycle prior to the redemption date (i.e., all dividends and other distributions from the first day of that monthly cycle, if invested on that first day, up to and including the date of the redemption). An election to receive dividends or other distributions in cash rather than additional shares may be made by notifying Legg Mason Institutional Services in writing.

The Directors reserve the right to revise the dividend policy or postpone the payment of dividends if warranted in their judgment due to unusual circumstances, such as an unexpected large expense, loss or fluctuation in net asset value.

The fund intends to qualify or continue to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes in a timely manner to shareholders. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are timely distributed to shareholders. The fund therefore intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders on a current basis. The fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. Early each year, the fund will notify its shareholders of the amount and tax status of distributions paid during the prior year.

The following discussion assumes that the fund will qualify as a regulated investment company. This discussion is only a summary only of certain federal income tax consequences of investing in the fund. Distributions from the fund (whether paid in cash or reinvested in shares of the fund) will generally be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) as ordinary income to the extent derived from the fund’s investment income and net short-term gains. Fund distributions of net capital gain (the excess of net gains from the sale of capital assets held by the fund for more than one year over net losses from the sale of capital assets held by the fund for one year or less) that are properly designated by the fund as capital gain dividends will generally be taxable to shareholders as long-term capital gains. Long-term capital gains rates applicable to most individual shareholders have been temporarily reduced for taxable years beginning before January 1, 2011—in general to 15%, with a 0% rate applying to taxpayers in the 10% and 15% ordinary income tax rate brackets. It is currently unclear whether Congress will extend the long-term capital gain rate reduction for taxable years beginning on or after January 1, 2011.

For taxable years beginning before January 1, 2011, distributions of investment income designated by the fund as derived from “qualified dividend income” will be taxable in the hands of individuals at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and fund level. It is not expected that a significant portion of fund distributions will be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares).

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the fund as an investment through such plans and the precise effect of such an investment in their particular tax situations. In addition to income tax on the fund’s distributions, any gain resulting from a sale of fund shares (other than by a qualified retirement plan or other tax-exempt investor) will generally be subject to federal income tax. An exchange between funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund generally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

Shareholders and prospective shareholders are urged to consult their tax advisers with respect to the effects of an investment in the fund in their particular tax situations (including possible liability for non-U.S., state, local and other taxes). Further information regarding taxes, including certain federal income tax consideration relevant to foreign persons, is included in the SAI.

Share Price

The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern Time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

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Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when a fund is holding fair valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

INFORMATION ABOUT THE PROPOSED REORGANIZATION

The Reorganization Plan

The following summary of the Reorganization Plan is qualified in its entirety by reference to the form of Reorganization Plan attached as Appendix B to this Proxy Statement/Prospectus. The Reorganization Plan provides for (1) the transfer of all of the assets of the Target Fund to the Acquiring Fund, in exchange for (i) the Acquiring Fund assuming all of the liabilities of the Target Fund and (ii) shares of the Acquiring Fund having an aggregate net asset value equal to the net assets of the Target Fund, (2) the distribution of shares of the Acquiring Fund to the shareholders of the Target Fund in complete redemption of all outstanding shares of the Target Fund, and (3) the termination of the Target Fund as a series of the Corporation.

Subject to the satisfaction of the conditions described below (among others), the Reorganization is scheduled to occur on the Closing Date (as defined above). The net asset value of the funds shall be computed using the valuation procedures established by the Board. The number of shares of the Acquiring Fund to be issued in exchange for the Target Fund’s assets shall be determined by dividing the net asset value of the class of shares of the Target Fund by the net asset value per share of the corresponding class of shares of the Acquiring Fund.

The number of full and fractional shares of the Acquiring Fund to be received by each Target Fund shareholder in the Reorganization, if approved by shareholders, will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Target Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization or such other time when the net asset values of the funds are determined for the Reorganization. Immediately following the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for (i) the Acquiring Fund assuming all of the liabilities of the Target Fund and (ii) shares of the Acquiring Fund having an aggregate net asset value equal to the net assets of the Target Fund, the Target Fund will distribute pro rata, within each share class, to its shareholders of record as of the Closing Date the shares of the Acquiring Fund received by the Target Fund in the Reorganization in redemption of all of the Target Fund’s outstanding shares and will terminate. The distribution of Acquiring Fund shares will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund’s shareholders.

If the Reorganization is approved, Class I shareholders of the Target Fund will receive Class I shares of the Acquiring Fund and Class IS shareholders of the Target Fund will receive Class IS shares of the Acquiring Fund.

All issued and outstanding shares of the Target Fund will simultaneously be redeemed and cancelled on the books of the Target Fund. This Proxy Statement/Prospectus constitutes notice of any such redemption. The Acquiring Fund will not issue certificates representing the shares issued in connection with the Reorganization.

After such distribution and redemption, the Target Fund will take any necessary steps under Maryland law, its charter and any other applicable law to effect its termination as a series of the Corporation.

The Board on behalf of the funds has determined with respect to each fund that the interests of the fund’s shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each fund. In making these determinations, the Board took into account that LMPFA will reimburse the Acquiring Fund for 100% of its costs related to the Reorganization and reimburse the Target Fund for 50% of its costs related to the Reorganization, not including transaction costs related to the disposition of assets by the Target Fund in anticipation of the closing of the Reorganization.

The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable with respect to either fund. The Reorganization Plan provides that the Corporation may not waive the requirements that: (a) the Reorganization Plan be approved by shareholders of the Target Fund; and (b) the funds receive the legal opinion of Ropes & Gray LLP that the transaction contemplated by the Reorganization Plan will constitute a tax-free reorganization for federal income tax purposes.

Approval of the Reorganization Plan will require the affirmative vote of a majority of the outstanding voting securities of the Target Fund as defined in the 1940 Act. See “Additional Information about the Target Fund and the Acquiring Fund—Voting Information” below.

Description of the Acquiring Fund’s Shares

Target Fund shareholders of record as of the Closing Date will receive full and fractional shares of the Acquiring Fund in accordance with the procedures provided for in the Reorganization Plan, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights.

Reasons for the Reorganization and Board Considerations

The proposed Reorganization was presented to the Board for consideration at a Board meeting held September 8, 2010, and was approved at that meeting following discussions of the advantages and disadvantages to the Target Fund and its shareholders. Based on its evaluation of all material factors, including those described below, the Board, including all of the Independent Directors, determined that: (1) participation in the proposed Reorganization is in the best interests of the Target Fund; and (2) the Reorganization would not result in the dilution of the interests of the Target Fund’s shareholders. In considering the proposal, the Board did not identify any single factor or piece of information as all-important or controlling.

The Board considered a number of factors in recommending the Reorganization, including the following:

1. the recommendations of LMPFA with respect to the Reorganization;

2. the potential efficiencies and economies of scale that are expected to result from the Reorganization;

3. the benefits to shareholders of the Target Fund expected to result from the Reorganization;

4. that LMPFA will reimburse the Target Fund for 50% of the costs and expenses allocated to it in connection with the Reorganization;

5. the relative performance histories of the two funds;

6. the annual fund operating expenses and shareholder fees and services that Target Fund shareholders are expected to pay as shareholders of the Acquiring Fund after the Reorganization;

7. the fact that the Target Fund has not achieved a sufficient size to allow for efficient operation and is not likely to do so in the future;

8. the fact that the Reorganization is expected to constitute a tax-free reorganization;

9. the similarities and differences in the investment objectives, strategies, policies and risks of the Acquiring Fund and the Target Fund;

10. LMPFA, Western Asset Management Company, and the Target Fund’s distributor, transfer agent, and custodian will continue to provide their respective services to the Acquiring Fund; and

11. the alternatives available to the Target Fund.

The Board considered the benefits to Legg Mason, Inc. (“Legg Mason”), the parent company of LMPFA. If the Reorganization of the Target Fund is approved by its shareholders and is consummated, Legg Mason is expected to achieve higher profitability due to decreased costs. Legg Mason is expected to reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines and will reduce its waivers of fees and reimbursements of expenses.

Among its considerations, the Board considered the intangible and tangible benefits to the Acquiring Fund, including the opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities.

The Board also considered that the Target Fund has failed to achieve anticipated asset size and that management has expressed concern that the Target Fund will not grow substantially in the future. Although the performance of the Target Fund has exceeded the performance of the Acquiring Fund over the one-, three- and five-year periods ended June 30, 2010, largely due to the Target Fund’s exposure to the “plus sectors” of high-yield securities and non-U.S. dollar denominated securities (which, generally speaking, include riskier assets than those which the Acquiring Fund purchases), this increased performance has not led to a related growth in assets or investor interest in the Target Fund.

Federal Income Tax Consequences

The Reorganization is conditioned upon the receipt by the Target Fund of an opinion from Ropes & Gray LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) The acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of shares of the Acquiring Fund, all pursuant to the Reorganization Plan, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(ii) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Target Fund’s liabilities;

(iii) The basis in the hands of the Acquiring Fund of each asset received from the Target Fund will be the same as the basis of that asset in the hands of the Target Fund immediately prior to the transfer;

(iv) The holding period in the hands of the Acquiring Fund of each asset received from the Target Fund will include the Target Fund’s holding period for that asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(v) No gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund by the Target Fund to its shareholders in liquidation of the Target Fund;

(vi) No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their shares of the Target Fund solely for shares of the Acquiring Fund pursuant to the Reorganization;

(vii) The aggregate basis of the shares of the Acquiring Fund received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor;

(viii) A Target Fund shareholder’s holding period for shares of the Acquiring Fund received pursuant to the Reorganization will include the Target Fund shareholder’s holding period in the shares of the Target Fund exchanged therefor, provided that the Target Fund shareholder held the shares of the Target Fund as capital assets on the date of the exchange; and

(ix) The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Ropes & Gray LLP’s opinion will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

While neither the Target Fund nor the Acquiring Fund is aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax advisers with respect to such matters.

On or prior to the Closing Date, the Target Fund, to the extent necessary, will pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of each of the Target Fund’s shareholders.

As further described below under “Portfolio Securities,” it is anticipated that some of the portfolio assets of the Target Fund will be sold prior to and in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, unless offset by other net capital losses realized by the Target Fund in its final taxable year ending on the Closing Date or any available capital loss carryforwards, will be included in the distributions made to the Target Fund shareholders as described above and will be taxable to Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses), as applicable. Non-transferable derivative positions of the Target Fund are also expected to be closed out prior to the Reorganization, as described below. Any net income or gains from closing out these positions, to the extent not offset by other Target Fund losses, would also be included in taxable distributions to Target Fund shareholders prior to the Reorganization.

Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years. As of December 31, 2009, the Target Fund had net capital loss carryovers of $924,264 for federal income tax purposes, with those capital loss carryovers being set to expire in 2017. The Reorganization will cause the taxable year of the Target Fund to close, which will accelerate the schedule for expiration of its net capital loss carryovers. In addition, the Reorganization is expected to result in an annual limitation under Section 382 of the Code on the Acquiring Fund’s ability to use capital loss carryovers of the Target Fund, including any such carryovers that arise from net capital losses realized in the Target Fund’s final taxable year ending on the Closing Date and carryovers from prior years that are not fully utilized in that final taxable year. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limit. The annual Section 382 limitation may also limit the Acquiring Fund’s ability to use unrealized losses inherent in Target Fund’s assets that are realized within five years after the Reorganization, if such “built-in” losses exceed certain thresholds on the Closing Date. The annual Section 382 limitation for periods following the Reorganization generally will equal the product of the net asset value of the Target Fund immediately prior to the Reorganization and the “long-term tax-exempt rate” published by the Internal Revenue Service that is in effect at the time of the Reorganization. The Acquiring Fund may also be prohibited, under Section 384 of the Code, from using the Target Fund’s loss carryovers and unrealized losses against unrealized gains of the Acquiring Fund, if any, at the time of the Reorganization to the extent such gains are realized within five years following the Reorganization. Finally, the Target Fund’s loss carryovers, as limited under the previously described rules, are permitted to offset only that portion of the income of the Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days).

As of the date of this Proxy Statement/Prospectus, the product of the long-term tax-exempt rate and the net asset value of the Target Fund would exceed the current net capital loss carryovers of the Target Fund. (Based on net assets of $44 million as of September 20, 2010 and the long-term tax exempt rate for September 2010 of 3.99%, the product would be approximately $1.8 million). Accordingly, the Section 382 limitation is not currently expected to be a significant factor in the usability of the Target Fund’s capital loss carryovers, if any. Nevertheless, no assurance can be given as to the net asset value of the Target Fund or the long-term tax exempt rate that will be in effect at the time of the Reorganization, the amount of the net capital loss, if any, for the Target Fund’s taxable year ending on the Closing Date, or the amount of the Target Fund’s unrealized “built-in” losses as of the Closing Date. Further, the effect, if any, of the loss limitation rules may depend on factors such as the timing of the future realization of capital gains or losses. Accordingly, the impact, if any, of the loss limitation rules described above cannot be calculated precisely prior to the Reorganization because it will depend on factors that are currently unknown.

Moreover, even if the Acquiring Fund is able to fully utilize any net capital loss carryovers and unrealized losses of the Target Fund, the tax benefit resulting from those losses will be shared by both funds’ shareholders following the Reorganization. The shareholders of the Target Fund will also receive a proportionate share of unrealized gains, if any, in the Acquiring Fund’s assets, as well as taxable income or gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, if any, when such income or gains are eventually distributed by the Acquiring Fund. Therefore, a Target Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganization did not occur.

Portfolio Securities

As described in more detail below, prior to the Reorganization the Target Fund expects to sell portfolio investments in the “plus sectors” and close-out non-transferable derivative positions (“Portfolio Alignment”). Subject to market conditions at the time of any such dispositions, Portfolio Alignment is expected to result in transaction costs (which will be the responsibility of the Target Fund) and may result in a capital gain or loss. The actual tax consequences of Portfolio Alignment will vary depending upon the specific investment(s) being sold or closed-out and are discussed above under the heading “Federal Tax Consequences.” If the Reorganization is effected, management will analyze and evaluate the portfolio securities of the Target Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund’s investment objective and policies, any restrictions imposed by the Code and acting in the best interests of the Acquiring Fund’s shareholders (including former shareholders of the Target Fund), management will determine the extent and duration to which the portfolio securities of the Target Fund will be maintained by the Acquiring Fund.

It is currently anticipated that Portfolio Alignment will involve the disposition of approximately 15% of the Target Fund’s investment portfolio (measured as of August 31, 2010). These dispositions would primarily consist of the sale of non-investment grade and/or non-U.S. dollar denominated investments, but would also include closing-out non-transferable derivatives contracts. It is expected that the Target Fund’s remaining holdings would be transferred to the Acquiring Fund in connection with the Reorganization. Although the Acquiring Fund does not currently intend to purchase non-investment grade investments, the Acquiring Fund expects to acquire a small amount of non-investment grade investments in connection with the Reorganization (market value of approximately $267,000, or approximately 0.06% of the pro forma combined fund measured as of August 31, 2010), consisting of holdings that the Target Fund is unable to otherwise dispose of. It is currently anticipated that approximately 11% of the holdings of Target Fund (measured as of August 31, 2010) that are transferred to the Acquiring Fund may be subsequently sold by the combined fund in the ordinary course of business. These possible post-Reorganization sales would involve individual holdings that are not in the Acquiring Fund’s investment portfolio and are small relative to the size of Acquiring Fund’s typical holdings, corresponding in the aggregate to approximately 1% of the holdings of the pro forma combined fund measured as of August 31, 2010.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUND

Investment Manager and Subadviser

LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, is the Acquiring Fund’s investment manager. LMPFA also serves as the investment manager of certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Acquiring Fund. As of June 30, 2010, LMPFA’s total assets under management were approximately $188.5 billion.

Western Asset provides the day-to-day portfolio management of the Acquiring Fund, as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2010, Western Asset’s total assets under management were approximately $457 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2010, Legg Mason’s asset management operations had aggregate assets under management of approximately $645 billion.

The Acquiring Fund pays a monthly management fee to LMPFA at an annual rate of 0.40% of the fund’s average daily net assets. To the extent LMPFA receives a management fee after taking into account its contractual obligation to limit expenses as discussed in “Summary—Effect on Expenses” above, LMPFA will pay Western Asset the entire management fee LMPFA receives from the Acquiring Fund.

For its fiscal year ended December 31, 2009, the Acquiring Fund paid LMPFA a fee, after waivers, of 0.40% of the Fund’s average daily net assets for management services.

Additional information and discussion of the factors considered by the Board of the Acquiring Fund in approving the Investment Management Agreement with LMPFA and the Investment Advisory Agreement with Western Asset is contained in the fund’s annual report to shareholders for the period ended December 31, 2009.

Certain Legal Proceedings

Neither the Acquiring Fund, the Target Fund, the funds’ investment advisers, investment subadvisers, nor the funds’ distributor are currently involved in material pending legal proceedings.

The foregoing speaks only as of the date of this Proxy Statement/Prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Portfolio Managers of the Acquiring Fund

The Acquiring Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. This team is led by S. Kenneth Leech, Stephen A. Walsh, Andrea A. Mack, and Julien A. Scholnick and is responsible for overseeing the day-to-day operation of the Acquiring Fund. Each portfolio manager has been employed as portfolio manager for Western Asset for at least the past five years.

The SAI for the Acquiring Fund provides information about the compensation of the portfolio managers, other accounts they manage and any Acquiring Fund shares held by the portfolio managers.

Performance of the Funds

Historical performance of each fund is detailed in Appendix E of this Proxy Statement/Prospectus.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND

LMPFA and certain of the Acquiring Fund’s service providers, which include Legg Mason-affiliated service providers, have a financial interest in the Reorganization because their respective fees under agreements with the Acquiring Fund generally increase as the amount of the assets of the Acquiring Fund increase and the amount of those assets will increase as a result of the Reorganization (although this increase in assets is expected to be offset by the concomitant loss of the Target Fund’s assets).

Information about the Target Fund and the Acquiring Fund is included in the funds’ Prospectuses, SAIs and annual reports filed with the SEC and dated as listed in Appendix A. Copies of all these documents, the Reorganization SAI and any subsequently released shareholder reports are available upon request and without charge by calling the Legg Mason Institutional Services at 1-888-425-6432, by writing to Legg Mason Funds c/o BFSD at P.O. Box 55214, Boston, MA 02205-8504 or by visiting the funds’ website at www.leggmason.com/individualinvestors.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith file reports and other information including proxy materials, reports and Corporation documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each fund are available on the Edgar Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Financial Highlights

The fiscal year end of each fund is December 31.

The financial highlights of the Acquiring Fund that are contained in Appendix D have been derived from financial statements audited by PricewaterhouseCoopers LLP, each fund’s independent registered public accounting firm.

The historical performance of the Acquiring Fund is contained in Appendix E.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the Acquiring Fund’s sole and exclusive distributor.

The Acquiring Fund may offer Class I shares primarily through financial intermediaries. The Acquiring Fund may pay financial intermediaries for their services out of that class’s assets. These services may include sub-accounting and other shareholder services. The Acquiring Fund may pay different financial intermediaries different rates for sub-accounting, recordkeeping and other services when the Acquiring Fund determines that this is in the best interest of the fund and its shareholders. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Acquiring Fund. These payments are not reflected as additional expenses in the fee table contained in this Proxy Statement/Prospectus. The recipients of these payments may include the Acquiring Fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the Acquiring Fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in a fund in which fees are charged.

Form of Organization

Each fund is a series of the Corporation, a Maryland Corporation.

Capitalization

The following table sets forth the unaudited capitalization of the Target Fund and the Acquiring Fund as of June 30, 2010, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Target Fund on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

Pro Forma Combined Capitalization Table

Western Asset Intermediate Plus Bond Portfolio and

Western Asset Intermediate Bond Portfolio

as of June 30, 2010 (Unaudited)

	Western Asset Intermediate Plus Bond Portfolio	Western Asset Intermediate Bond Portfolio	Pro Forma Adjustments	Pro Forma Combined Western Asset Intermediate Bond Portfolio
Class I:(a)
Net Assets	$36,972,387	$356,250,269		$393,222,656
Shares Outstanding	3,619,512	33,448,550	(145,747)	36,922,315
Net Asset Value Per Share	$10.21	$10.65		$10.65

Class IS:(b)
Net Assets	$6,306,787	$54,473,458		$60,780,245
Shares Outstanding	618,255	5,115,251	(26,441)	5,707,065
Net Asset Value Per Share	$10.20	$10.65		$10.65

Total Net Assets:	$43,279,174	$410,723,727		$454,002,901

(a)	Western Asset Intermediate Plus Bond Portfolio Class I shares will be exchanged for Western Asset Intermediate Plus Bond Portfolio Class I shares.

(b)	Western Asset Intermediate Plus Bond Portfolio Class IS shares will be exchanged for Western Asset Intermediate Plus Bond Portfolio Class IS shares.

Dividends and Distributions

Each fund generally pays dividends monthly and makes capital gain distributions, if any, once a year, typically in December.

For more information on the distribution policies of the Acquiring Fund, see “Purchases, Redemptions and Exchanges of Acquiring Fund Shares—Other Shareholder Information Regarding the Acquiring Fund” above.

Other Business

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the proposal to approve the Reorganization Plan, no other business may properly come before the Special Meeting. If any such procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

Shareholder Communications with the Board

Shareholders who want to communicate with the Board or any individual Director should write their fund to the attention of Robert I. Frenkel, Secretary, Legg Mason, 300 First Stamford Place, Stamford, CT 06902. All shareholder communications must be in writing and be signed by the shareholder, must identify the fund to which the communication relates, and must identify the class and number of shares held by the shareholder. The Secretary is responsible for determining, in consultation with other officers of the fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the fund or its operations, management, activities, policies, service providers, board, officers, shareholders or other matters relating to an investment in the fund or is otherwise ministerial in nature (such as a request for fund literature, share data, or financial information).

Voting Information

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a proxy card, are first being mailed to shareholders of the Target Fund on or about November 9, 2010 or as soon as practicable thereafter. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. If the enclosed form of proxy card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy card in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of the Reorganization Plan and “FOR” or “AGAINST” any other matters the proxies deem appropriate. Please see Appendix F to this Proxy Statement/Prospectus for instructions on how to sign your proxy card.

A shareholder may revoke a proxy at any time prior to its exercise at the Meeting by (1) submitting to the Corporation a later-dated proxy, (2) delivering to the Corporation a written notice of revocation (addressed to the Secretary at the principal executive office of the Corporation at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) voting in person at the Meeting. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Plan and the Reorganization contemplated thereby.

Even if you plan to attend the Meeting, we ask that you sign, date and return the enclosed proxy card or authorize your vote by telephone or through the internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum. Broker-dealer firms holding shares of the Target Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization Plan before the Meeting. The NYSE takes the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to approval of the Reorganization Plan. A signed proxy card or other authorization by a beneficial owner of Target Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of the Target Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Target Fund or the distributor of the Target Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Proxy Solicitation

The following expenses will be paid 50% by the Target Fund and 50% by LMPFA, whether or not the Reorganization is approved: the costs of printing and mailing this Proxy Statement/Prospectus and the accompanying Notice of Special Meeting and proxy card, along with related postage and proxy solicitation costs; the fees and expenses of the Target Fund’s legal counsel and independent public accounting firm incurred in connection with the Reorganization; and all other direct and indirect expenses and out-of-pocket costs and expenses incurred by the Target Fund relating to the Reorganization. LMPFA will be responsible for 100% of the fees and expenses of the Acquiring Fund’s legal counsel and independent public accounting firm incurred in connection with the Reorganization and all of the direct and indirect expenses and out-of-pocket costs and expenses incurred by the Acquiring Fund relating to the Reorganization. The transaction costs associated with the Target Fund repositioning its portfolio in connection with the Reorganization will be borne by the Target Fund.

Solicitation may be made by letter or telephone by officers or employees of Legg Mason or by dealers and their representatives. Brokerage houses, banks and other fiduciaries and others may be requested to forward proxy solicitation material to the beneficial owners of shares of the Target Fund to obtain authorization for the execution of proxies. LMPFA will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement/Prospectus and proxy materials to the beneficial owners of the Target Fund’s shares. In addition, LMPFA, on behalf of the Target Fund, has retained Computershare Fund Services (“Computershare”), a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare will be paid approximately $1,500 for such solicitation services (plus reimbursements of out-of-pocket expenses), to be split equally by the Target Fund and LMPFA. Computershare may solicit proxies personally and by telephone.

Quorum

The holders of outstanding shares entitled to vote and present in person or by proxy representing 30% of the voting power of the Target Fund shall constitute a quorum at the Meeting.

Vote Required

For the Target Fund, approval of the Reorganization Plan will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the Target Fund, which under applicable law means the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Target Fund. Shareholders of the Target Fund are entitled to one vote for each share and fractional shares are entitled to proportional voting rights.

Effect of Abstentions and “Broker Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the Reorganization. As a result, shareholders are urged to sign and date their proxy card and forward their voting instructions promptly.

Adjournments

In the event that a quorum shall not be present at the Meeting or in the event that a quorum is present but sufficient votes to approve the Reorganization Plan are not received, the chairman of the Meeting or, if a proposal to adjourn is submitted to a vote of shareholders by the chairman, the shareholders of the Target Fund, by the affirmative vote of a majority of votes cast on the adjournment, shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present.

Future Shareholder Proposals

The Target Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of the Target Fund at the following address: Robert I. Frenkel, Secretary, Legg Mason, 300 First Stamford Place, Stamford, CT 06902. Proposals must be received at the offices of the Target Fund at a reasonable time before the Fund begins to print and mail its proxy materials for the applicable meeting. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Record Date and Outstanding Shares

Only shareholders of record of the Target Fund at the close of business on October 15, 2010 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. The chart below lists the number of Class I and Class IS shares of the Target Fund that were outstanding and entitled to vote as of the close of business on the Record Date.

Shares Outstanding
Class I Shares	3,614,871.717
Class IS Shares	0

To the knowledge of the Target Fund and the Acquiring Fund, as of October 15, 2010, except as set forth in Appendix G, no person owned beneficially or of record 5% or more of such fund’s outstanding shares.

To the knowledge of the Target fund and the Acquiring Fund, as of October 15, 2010, less than 1% of the outstanding shares of each of the Target Fund and the Acquiring Fund were owned directly or beneficially in the aggregate by the Board members and officers of such fund.

THE BOARD OF THE CORPORATION, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS APPROVAL OF THE REORGANIZATION PLAN. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION PLAN.

By order of the Board of Directors,

Robert I. Frenkel

Secretary

INDEX OF APPENDICES

Appendix A: Dates of Prospectuses, Fund SAIs and Shareholder Reports

Appendix B: Form of Agreement and Plan of Reorganization

Appendix C: More on the Acquiring Fund’s Investment Strategies, Investments and Risks

Appendix D: Financial Highlights of the Acquiring Fund

Appendix E: Historical Performance for Each Fund

Appendix F: Instructions for Signing Proxy Card

Appendix G: 5% Shareholders of the Target Fund and Acquiring Fund

APPENDIX A

Dates of Prospectuses, Fund Statements of

Additional Information and Shareholder Reports

Fund	Prospectus and Fund SAI Dated	Annual Reports
Western Asset Intermediate Plus Bond Portfolio	April 30, 2010 (filed on May 5, 2010)	December 31, 2009 (filed on March 4, 2010)

Western Asset Intermediate Bond Portfolio	April 30, 2010 (filed on May 5, 2010)	December 31, 2009 (filed on March 4, 2010)

A-1

APPENDIX B

Form of Agreement and Plan of Reorganization

FORM OF AGREEMENT AND PLAN OF REORGANIZATION OF WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO AND WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [            ] day of [            ], 2010, among Western Asset Funds, Inc., a Maryland corporation (the “Corporation”), with its principal place of business at 100 International Drive, Baltimore, Maryland 21202, on behalf of its series Western Asset Intermediate Bond Portfolio (the “Acquiring Fund” or a “Fund”) and its series Western Asset Intermediate Plus Bond Portfolio (the “Target Fund” or a “Fund”), and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (solely for purposes of Paragraph 10.2 of this Agreement).

WHEREAS, each of the Target Fund and the Acquiring Fund is a series of the Corporation, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitute a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Acquiring Fund in exchange solely for classes of shares of common stock of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of common stock of the Target Fund (the “Target Fund Shares”) and to the extent described herein, and the assumption by the Acquiring Fund of all liabilities of the Target Fund, and (2) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in redemption of the Target Fund Shares and termination of the Target Fund as a series of the Corporation, as provided herein (the “Reorganization”);

WHEREAS, the Target Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Directors of the Corporation (the “Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) of the Corporation, has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board, including a majority of its members who are not “interested persons” of the Corporation, has determined, with respect to the Target Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Target Fund and its shareholders and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, the terms of the Reorganization are as follows:

In this Agreement, any reference to a Fund taking action shall mean and include all necessary actions of the Corporation on behalf of a Fund, unless the context of this Agreement or the 1940 Act requires otherwise.

1. TRANSFER OF ASSETS OF THE TARGET FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL TARGET FUND LIABILITIES AND THE TERMINATION OF THE TARGET FUND

1.1. Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Corporation, on behalf of the Target Fund, shall sell, assign, convey, transfer and deliver all of its Assets, as defined and set forth in Paragraph 1.2, to the Acquiring Fund, and the Corporation, on behalf of the Acquiring Fund, in exchange therefor, shall: (a) deliver to the Target Fund the number, determined in accordance with Paragraph 2.3, of full and fractional Acquiring Fund Shares corresponding in class to Target Fund Shares as set forth in Exhibit A as of the time and date set forth in Paragraph 3.1; and (b) assume all liabilities of the Target Fund. Such transactions shall take place on a closing date as provided for in Paragraph 3.1 (the “Closing Date”).

1.2. The property and assets of the Corporation, attributable to the Target Fund, to be sold, assigned, conveyed, transferred and delivered to and acquired by the Corporation, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Target Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, goodwill and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Target Fund owns at the Valuation Date (as defined in Paragraph 2.1) (collectively, “Assets”). The Corporation, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Target Fund, including, without limitation, all indemnification obligations of the Target Fund with respect to the current and former members of the Board and officers of the Corporation, whether accrued or contingent, known or unknown, existing at the Valuation Date, excluding expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973 1 C.B. 187) (“Reorganization Expenses”) borne by the Acquiring Fund and/or LMPFA pursuant to Paragraph 10.2 (collectively, “Liabilities”). The Target Fund will sell, assign, convey, transfer and deliver to the Corporation, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Target Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the Assets transferred to the Corporation, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Target Fund acquired by the Corporation on behalf of the Acquiring Fund.

1.3. The Target Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4. On or prior to the Closing Date, the Target Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of (i) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (ii) the excess of its investment income excludible from gross income under Section 103 of the Code, if any, over its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”) and (iii) its net capital gain (as defined in the Code) (after deduction for any available capital loss carryover), if any, for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such that the Target Fund will have no tax liability under Section 852 or Section 4982 for the current and any prior tax periods.

1.5. Immediately following the actions contemplated by Paragraph 1.1, the Corporation shall take such actions necessary to complete the Reorganization. To complete the Reorganization, the Corporation, on behalf of the Target Fund, shall (a) distribute to the Target Fund’s shareholders of record with respect to the Target Fund Shares as of the Closing Date (“Target Fund Shareholders”), on a pro rata basis within each share class, the corresponding class of Acquiring Fund Shares (as set forth in Exhibit A) received by the Corporation, on behalf of the Target Fund, pursuant to Paragraph 1.1 in redemption of Target Fund Shares in accordance with Maryland law and the Charter (as defined in Section 4.01(a) hereof) and (b) terminate the Target Fund as a series of the Corporation. Such distribution shall be accomplished, with respect to the Target Fund Shares, by the transfer of the corresponding classes of Acquiring Fund Shares (as set forth in Exhibit A) then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund Shares owned by Target Fund Shareholders on the Closing Date. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with the Reorganization.

1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent for the credit of the respective accounts of the Target Fund Shareholders.

1.7. Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Corporation, on behalf of the Target Fund. The Corporation shall take all reasonable steps to the extent necessary or desirable for these responsibilities to be discharged.

2. VALUATION

2.1. The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Target Fund, and after the declaration and payment of any dividends and/or other distributions by the Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Target Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures established by the Board.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures adopted in good faith by the Board.

2.3. The number of each class of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined by dividing the value of the net assets with respect to each corresponding class of Target Fund Shares as set forth in Exhibit A, determined using the same valuation procedures referred to in Paragraph 2.1, by the net asset value of the corresponding class of an Acquiring Fund Share, determined using the same valuation procedures referred to in Paragraph 2.2.

3. CLOSING AND CLOSING DATE

3.1. Subject to the terms and conditions set forth herein, the Closing Date shall be on or about December 17, 2010, or such other date as the Board or the President of the Corporation shall determine. All acts taking place at the closing of the transactions provided for in this Agreement (the “Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise determined by the Board or the President of the Corporation. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Target Fund’s net asset value is calculated in accordance with Paragraph 2.1 and after the declaration and payment of any dividends. The Closing shall be held at the offices of LMPFA, or at such other time and/or place as the Board or the President of the Corporation shall determine.

3.2. The Corporation shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets, at the time of the Closing, from the accounts of the Target Fund that the Custodian maintains as custodian for the Target Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Corporation, at the Closing, a certificate of an authorized officer stating that the Assets of the Target Fund have been so transferred as of the Closing Date. The Target Fund shall deliver to the Corporation, at the Closing, a certificate of any authorized officer stating that all necessary taxes in connection with the delivery of the Assets of the Target Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3. The Corporation shall direct Boston Financial Data Services, Inc., in its capacity as transfer agent for the Target Fund (“Transfer Agent”), to deliver to the Corporation at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Target Fund Shareholder and the number and percentage ownership of the outstanding class of Target Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Corporation, on behalf of the Target Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to Paragraph 1.1 prior to the actions contemplated by Paragraph 1.5 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to Paragraph 1.5. At the Closing, each Fund shall deliver to the other Fund such bills of sale, checks, assignments, share certificates (if any), receipts or other documents as the other Fund or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange (the “NYSE”) or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable (in the judgment of the Board), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored, or such other date as the Board or the President of the Corporation shall determine.

4. REPRESENTATIONS AND WARRANTIES

4.1. Except as has been previously communicated, the Corporation, on behalf of the Target Fund, represents and warrants as follows:

(a) The Target Fund is duly established as a series of the Corporation, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its charter (the “Charter”) to own all of its assets and to carry on its business as it is being conducted as of the date hereof and, subject to the approval of shareholders of the Target Fund, to carry out the Agreement. The Corporation is duly qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Corporation. The Corporation has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in Paragraph 4.1(c).

(b) The Corporation is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect and the Target Fund is in compliance in all material respects with the 1940 Act and the 1933 Act and the rules and regulations under each.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Target Fund (true and correct copies of which have been delivered to the Acquiring Fund) conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Corporation, on behalf of the Target Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Corporation, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Target Fund is not engaged currently, and the delivery and performance of this Agreement by the Corporation, on behalf of the Target Fund, will not result in a material violation of Maryland law or of the Charter or the Bylaws, as amended, of the Corporation (the “Bylaws”), or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Corporation, on behalf of the Target Fund, is a party or by which it is bound, and the delivery and performance of this Agreement by the Corporation, on behalf of the Target Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Corporation, on behalf of the Target Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Target Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Target Fund and, to the Target Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Target Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Target Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Corporation’s knowledge, threatened against the Corporation, with respect to the Target Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund’s business. The Corporation, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Target Fund’s business or the Corporation’s ability to consummate the transactions herein contemplated on behalf of the Target Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Target Fund as at the last day of and for the most recently completed fiscal year of the Target Fund prior to the date of this Agreement have been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Corporation) present fairly, in all material respects, the financial condition of the Target Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Target Fund prior to the date of this Agreement, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, or any incurrence by the Target Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this Sub-Paragraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by shareholders of the Target Fund, shall not constitute a material adverse change.

(k) The Target Fund is a separate series of the Corporation that is treated as a corporation separate from any and all other series of the Corporation under Section 851(g) of the Code.

(l) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Corporation’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(m) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or for that year will meet) the requirements of Subchapter M of the Code (“Subchapter M”) for qualification and treatment as a “regulated investment company” (“RIC”), has elected to be treated as such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have declared and paid dividends sufficient to distribute all of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code), computed without regard to any deduction for dividends paid, and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Target Fund will not have any tax liability under Section 852 or Section 4982.

(n) All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Corporation and have been offered and sold in all states and territories (including the District of Columbia), in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in Paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares.

(o) The Target Fund will review its assets to ensure that immediately prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for the Acquiring

Fund, to acquire, including without limitation any security that, prior to its acquisition by the Target Fund, is unsuitable for the Acquiring Fund to acquire.

(p) The delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board (including the determinations required by Rule 17a-8(a) under the 1940 Act), on behalf of the Target Fund, and this Agreement constitutes a valid and binding obligation of the Corporation, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(q) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in Paragraph 5.6), insofar as it relates to the Target Fund and the Target Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Target Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Corporation, on behalf of the Acquiring Fund, for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Target Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2. Except as has been previously communicated, the Corporation, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The Acquiring Fund is duly established as a series of the Corporation, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with the power under the Charter to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Corporation is duly qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business makes such qualification necessary; except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Corporation. The Corporation has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in Paragraph 4.2(c).

(b) The Corporation is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, are in full force and effect or will be in full force and effect as of the Closing Date and the Acquiring Fund is in compliance in all material respects with the 1940 Act and 1933 Act and the rules and regulations under each.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Target Fund) conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the delivery and performance of this Agreement by the Corporation on behalf of the Acquiring Fund will not result, in a material violation of Maryland law or the Charter or the Bylaws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Corporation, on behalf of the Acquiring Fund, is a party or by which it is bound, and the delivery and performance of this Agreement by the Corporation, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Corporation, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Corporation’s knowledge, threatened against the Corporation, with respect to the Acquiring Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Corporation, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Corporation’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as at the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Corporation) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this Sub-Paragraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Corporation’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Corporation that is treated as a corporation separate from any and all other series of the Corporation under Section 851(g) of the Code.

(k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or for that year will meet) the requirements of Subchapter M for qualification and treatment as a RIC, has elected to be treated as such, and has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code), computed without regard to any deduction for dividends paid, and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) for taxable years ending prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(l) Upon consummation of the Reorganization, all issued and outstanding Acquiring Fund Shares, including those Acquiring Fund Shares to be delivered by the Acquiring Fund to the Target Fund in accordance with Paragraph 1.1, will be duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Corporation, and will have been offered and sold in all states and territories (including the District of Columbia), in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(m) The delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The Proxy Statement to be included in the Registration Statement (as defined in Paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Target Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Corporation, on behalf of the Target Fund, for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. COVENANTS

The Corporation, on behalf of the Target Fund and the Acquiring Fund, hereby further covenants as follows:

5.1. The Target Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other distribution that may be advisable.

5.2. The Corporation will call and hold a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. As soon as reasonably practicable after the Closing, the Corporation shall (a) distribute to the Target Fund Shareholders, on a pro rata basis within each share class, the corresponding class of Acquiring Fund Shares (as set forth in Exhibit A) received by the Corporation, on behalf of the Target Fund, pursuant to Paragraph 1.1 in redemption of Target Fund Shares in accordance with Maryland law and (b) terminate the Target Fund as a series of the Corporation.

5.3. The Acquiring Fund Shares to be acquired by the Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. The Corporation, on behalf of the Target Fund, will obtain such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.5. Subject to the provisions of this Agreement, the Corporation, on behalf of each of the Acquiring Fund and the Target Fund, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. The Corporation, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Corporation, on behalf of the Target Fund, will provide to the Corporation, on behalf of the Acquiring Fund, such information regarding the Target Fund as may be reasonably necessary for the preparation of the Registration Statement. The information provided by the Corporation, on behalf of each of the Target Fund and the Acquiring Fund, for inclusion in the Registration Statement shall be accurate and complete in all material aspects and shall comply in all material respects with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder applicable thereto.

5.7. The Corporation, on behalf of each of the Acquiring Fund and the Target Fund, will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8. The Corporation, on behalf of the Target Fund or the Acquiring Fund, as applicable, will, from time to time, as and when reasonably necessary or desirable, execute and deliver or cause to be executed and delivered all such assignments, assumptions and other instruments and will take or cause to be taken such further action as the Corporation, on behalf of the Acquiring Fund or the Target Fund, as applicable, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Corporation’s title to and possession of, on behalf of the Target Fund, the Acquiring Fund Shares to be delivered hereunder and (b) the Corporation’s title to and possession of, on behalf of the Acquiring Fund, all the Assets and the assumption of the Liabilities by the Corporation, on behalf of the Acquiring Fund, and otherwise to carry out the intent and purpose of this Agreement.

5.9. The Corporation, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10. The Corporation shall not change the Charter, the prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11. The Target Fund and the Acquiring Fund will each report the Reorganization as a reorganization within the meaning of Section 368(a) of the Code on their federal income tax returns for their respective taxable years in which the Reorganization occurs, including filing any and all statements required by Treas. Reg. § 1.368-3.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CORPORATION, ON BEHALF OF THE TARGET FUND

The obligations of the Corporation, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject to the following conditions:

6.1. All representations and warranties of the Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2. The Corporation, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Corporation, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3. The Corporation, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Corporation may reasonably deem necessary or desirable in order to vest in and confirm (a) the Corporation’s title to and possession, on behalf of the Target Fund, of the Acquiring Fund Shares to be delivered hereunder and (b) the Corporation’s assumption, on behalf of the Acquiring Fund, of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

6.4. The Corporation, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in the name of the Corporation, on behalf of the Acquiring Fund, by the Corporation’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Corporation and dated as of the Closing Date, as to the matters set forth in Paragraphs 6.1 and 6.2 and as to such other matters as the Corporation shall reasonably request.

6.5. The Corporation, on behalf of each of the Acquiring Fund and the Target Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CORPORATION, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Corporation, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the following conditions:

7.1. All representations and warranties of the Corporation, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2. The Corporation, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Corporation, on behalf of the Target Fund, on or before the Closing Date.

7.3. The Corporation, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a Statement of Assets and Liabilities of the Target Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Corporation, on behalf of the Target Fund. The Corporation, on behalf of the Target Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and to confirm the Corporation’s title to and possession, on behalf of the Acquiring Fund, of all the Assets, and to otherwise carry out the intent and purpose of this Agreement.

7.4. The Corporation, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Corporation, on behalf of the Target Fund, by the Corporation’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, as to the matters set forth in Paragraphs 7.1 and 7.2 and as to such other matters as the Corporation shall reasonably request.

7.5. The Corporation, on behalf of each of the Target Fund and the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE CORPORATION ON BEHALF OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth in Paragraphs 8.1 or 8.6 has not been satisfied on or before the Closing Date, the Reorganization shall not be consummated. If any of the other conditions set forth below have not been satisfied on or before the Closing Date with respect to either of the Target Fund or the Acquiring Fund, the Corporation shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund, in accordance with the provisions of the 1940 Act, and certified copies of the resolutions and/or report of the inspector of elections evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Corporation may not waive the condition set forth in this Paragraph 8.1.

8.2. On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Corporation, with respect to either of the Target Fund or the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Corporation to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that the Corporation may waive any of such conditions.

8.4. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5. The Target Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Target Fund shareholders all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), all of its net tax-exempt income (if any) and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward) such that the Target Fund will have no tax liability under Section 852 of the Code or Section 4982 of the Code for the current and any prior tax periods.

8.6. The Funds shall have received the opinion of Ropes & Gray LLP (“Counsel”), dated the Closing Date, substantially to the effect that, based upon certain facts and assumptions, and upon representations made by the Corporation on behalf of each of the Target Fund and the Acquiring Fund, and conditioned on consummation of the Reorganization in accordance with this Plan, for U.S. federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Target Fund’s Liabilities; (iii) the basis in the hands of the Acquiring Fund of each Asset will be the same as the basis of that Asset in the hands of the Target Fund immediately prior to the transfer; (iv) the holding period in the hands of the Acquiring Fund of each Asset will include the Target Fund’s holding period for that Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by the Target Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Target Fund’s Liabilities, or upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in liquidation of the Target Fund; (vi) no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization; (vii) the aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund Shares exchanged therefor; (viii) a Target Fund Shareholder’s holding period for his or her Acquiring Fund Shares received pursuant to the Reorganization will include the Target Fund shareholder’s holding period in the Target Fund Shares exchanged therefor, provided that the Target Fund shareholder held the Target Fund Shares as capital assets on the date of the exchange; and (ix) the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. Counsel’s opinion will express no view with respect to the effect of the Reorganization on any Asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such Asset regardless of whether such a transfer would otherwise be a non-taxable transaction. The delivery of such opinion is conditioned upon the receipt by Counsel of representations it shall request of the Corporation, on behalf of each of the Acquiring Fund and the Target Fund. Notwithstanding anything herein to the contrary, the Corporation, on behalf of either the Target Fund or Acquiring Fund, may not waive the condition set forth in this Paragraph 8.6.

8.7. The Corporation, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of Counsel, in a form reasonably satisfactory to the Corporation, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Corporation, on behalf of the Target Fund, and its authorized officers: (a) the Corporation is a corporation validly existing under the laws of the State of Maryland; (b) the Corporation, with respect to the Target Fund, has the corporate power to carry on its business in accordance with the description thereof in the Corporation’s registration statement, as amended, on Form N-1A filed with the Commission under the 1940 Act; (c) this Agreement has been duly authorized, executed and, assuming delivery by the Corporation, on behalf of the Target Fund, this Agreement constitutes a valid and legally binding obligation of the Corporation, on behalf of the Target Fund, enforceable against the Corporation in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that Counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Charter or the Bylaws; (e) to the knowledge of Counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Corporation, on behalf of the Target Fund, under the federal laws of the United States or the laws of the State of Maryland for the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws as to which Counsel need express no opinion; (f) to the knowledge of Counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Corporation pursuant to Paragraph 4.1 of this Agreement, the Target Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Target Fund; and (g) the Corporation is registered as an open-end management investment company with the Commission and the Target Fund is not subject to any stop order. Such opinion may contain such assumptions and limitations as shall be in the opinion of Counsel appropriate to render the opinions expressed therein. Such opinion may state that it is solely for the benefit of the Corporation and the Corporation’s Board. With respect to all matters of Maryland law, Counsel shall be entitled to state that, with the approval of the Corporation, they have relied on the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

8.8. The Corporation, on behalf of the Target Fund, shall have received on the Closing Date an opinion of Counsel, in a form reasonably satisfactory to the Corporation, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Corporation, on behalf of the Acquiring Fund and its authorized officers: (a) the Corporation is a corporation validly existing under the laws of the State of Maryland; (b) the Corporation, with respect to the Acquiring Fund, has the corporate power to carry on its business in accordance with the description thereof in the Corporation’s registration statement, as amended, on Form N-1A filed with the Commission under the 1940 Act; (c) this Agreement has been duly authorized, executed and, assuming delivery by the Corporation, on behalf of the Acquiring Fund, this Agreement constitutes a valid and legally binding obligation of the Corporation, on behalf of the Acquiring Fund, enforceable against the Corporation in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and to general equity principles (whether in a proceeding under equity or at law); provided that Counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses that may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Charter or the Bylaws; (e) to the knowledge of Counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Corporation, on behalf of the Acquiring Fund, under the federal laws of the United States or the laws of the State of Maryland with respect to the issuance of the Acquiring Fund Shares, the receipt of the Assets and the assumption of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which Counsel need express no opinion; (f) to the knowledge of Counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Corporation pursuant to Paragraph 4.2 of this Agreement, the Acquiring Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adviser effect on the operations of the Acquiring Fund; and (g) the Corporation is registered as an open-end management investment company with the Commission and the Acquiring Fund is not subject to any stop order. Such opinion may contain such assumptions and limitations as shall be in the opinion of Counsel appropriate to render the opinions expressed therein. Such opinion may state that it is solely for the benefit of the Corporation and the Corporation’s Board. With respect to all matters of Maryland law, Counsel shall be entitled to state that, with the approval of the Corporation, they have relied on the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

8.9. The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Charter or in the Acquiring Fund’s investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1. The Corporation, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the members of the Board and the Corporation’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Corporation and those members of the Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Corporation, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Corporation or the members of the Board or the Corporation’s officers prior to the Closing Date, in each case on behalf of the Acquiring Fund, provided that such indemnification by the Corporation is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2. The Corporation, out of the Target Fund’s assets and property (including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the members of the Board and the Corporation’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Corporation and those members of the Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Corporation, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Corporation or the members of the Board or the Corporation’s officers prior to the Closing Date, in each case on behalf of the Target Fund, provided that such indemnification by the Corporation is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1. The Corporation, on behalf of each of the Acquiring Fund and the Target Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2. The cost of printing and mailing the Proxy Statement, accompanying notice of special meeting and proxy card, along with postage and proxy solicitation costs, will be paid 50% by the Target Fund and 50% by LMPFA, whether or not the Reorganization is consummated. LMPFA will be responsible for 50% of the fees and expenses of the Target Fund’s and 100% of the Acquiring Fund’s (i) legal counsels and (ii) independent registered public accounting firms incurred in connection with the Reorganization, and the Target Fund will be responsible for the remaining portion of its legal counsel’s and independent registered public accounting firm’s fees and expenses. Each of the Target Fund and LMPFA will be responsible for 50% of all other direct and indirect expenses and out-of-pocket costs and expenses incurred by the Target Fund relating to the Reorganization. LMPFA will be responsible for 100% of all other direct and indirect expenses and out-of-pocket costs and expenses incurred by the Acquiring Fund relating to the Reorganization. The transaction costs associated with the repositioning, if any, of the Target Fund’s and the Acquiring Fund’s portfolios in connection with the Reorganization will be borne by each respective Fund. However, none of the foregoing costs, fees, and/or expenses of the Target Fund, or for which the Target Fund would otherwise be responsible, shall be paid by LMPFA or the Acquiring Fund unless they are Reorganization Expenses; the shareholders of the Target Fund shall pay their own costs, fees and expenses, if any, incurred in connection with the Reorganization; and no cash or property other than Acquiring Fund Shares will be transferred to the Target Fund or any of its shareholders with the intention that such cash or property be used to pay any costs, fees or expenses (even Reorganization Expenses). Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1. The Corporation, on behalf of each of the Acquiring Fund and the Target Fund, acknowledges that no party has made any representation, warranty or covenant on behalf of either the Acquiring Fund or the Target Fund not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2. The covenants to be performed after the Closing by the Corporation, and the obligations of the Corporation, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date without penalty to either Fund by resolution of the Board, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Target Fund. Any such termination resolution will be effective at the time determined by the Board. The obligations of LMPFA set forth in Paragraph 10.2 shall survive termination of this Agreement.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Corporation; provided, however, that following the meeting of the Target Fund shareholders called by the Target Fund pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Corporation, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

15.1. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

WESTERN ASSET FUNDS, INC.,

on behalf of its series WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO

By:
Name:
Title:

WESTERN ASSET FUNDS, INC.,

on behalf of its series WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

By:
Name:
Title:

LEGG MASON PARTNERS FUND ADVISOR, LLC (solely for purposes of Paragraph 10.2 of this Agreement)

By:
Name:
Title:

EXHIBIT A

ACQUIRING FUND CLASSES	TARGET FUND CLASSES
Western Asset Intermediate Bond Portfolio, Class I Shares	Western Asset Intermediate Plus Bond Portfolio, Class I Shares
Western Asset Intermediate Bond Portfolio, Class IS Shares	Western Asset Intermediate Plus Bond Portfolio, Class IS Shares

APPENDIX C

MORE ON THE ACQUIRING FUND’S INVESTMENT STRATEGIES, INVESTMENTS AND RISKS

For purposes of its investment policies, the Acquiring Fund will consider an issuer to be a “non-U.S. issuer” if the issuer is a non-U.S. government (including any sub-division, agency or instrumentality of a non-U.S. government), a supranational entity or any other issuer (including corporate issuers) organized under the laws of a country outside of the United States and having a principal place of business outside of the United States. The Acquiring Fund will consider all other issuers to be “U.S. issuers.”

The Acquiring Fund will consider the entity that issues the security backed by the pool of assets supporting a mortgage-backed or asset-backed security to be the “issuer” for purposes of its investment limitations.

Maturity and duration

The dollar-weighted average duration of the Acquiring Fund may fall outside of its expected range due to market movements. If this happens, the fund’s subadviser will take action to bring the fund’s dollar-weighted average duration back within its expected range within a reasonable period of time.

Credit quality

The continued holding of a security downgraded below its rating at the time of purchase will be evaluated on a case by case basis. As a result, the fund may from time to time hold debt securities that are rated below investment grade in excess of the amounts described in its investment limitations. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.” In the event that NRSROs assign different ratings to the same security, the subadviser will determine which rating it believes best reflects the security’s quality and risk at that time. For purposes of its credit quality limitations, the fund will consider a security rated Baa3/BBB- to be rated Baa/BBB.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps and warrants, and may purchase other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	as a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to investment exposure on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Certain risks associated with the use of derivatives are discussed below. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

As noted above, instead of investing directly in particular securities, the fund may use derivatives such as futures contracts, synthetic instruments and other instruments that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market. The fund may use one or more types of these instruments to the extent consistent with its 80% policy.

In determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, the fund will normally take into account derivative or synthetic instruments or positions that, in the judgment of the subadviser, create or reduce, as applicable, the type of investment exposure as the applicable category of investments.

The fund’s subadviser may choose not to make use of derivatives.

Fixed income securities

Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. The terms “fixed income securities,” “debt,” “debt obligations,” “debt securities,” “corporate debt” and “bonds” are used in this Proxy Statement/Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Stripped securities

Certain fixed income securities, called stripped securities, may represent the right to receive either payments of principal (called “POs”) or payments of interest (called “IOs”) on underlying pools of mortgages or on government securities. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them.

Corporate debt

The fund may invest in corporate debt securities which are fixed income securities usually issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or foreign companies of all kinds, including those with small-, mid- and large capitalizations. Corporate debt may be rated investment-grade or below investment grade and may carry variable or floating rates of interest. All of these types of securities are often generally referred to as corporate bonds.

Corporate loans

The fund may invest in corporate loans. The primary risk in an investment in corporate loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which the fund invests may be made to finance highly leveraged borrowers which may make such loans especially vulnerable to adverse changes in economic or market conditions. Corporate loans in which the fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans that hold a more senior position in the borrower’s capital structure or are secured with collateral. In addition, corporate loans are generally subject to liquidity risk. The fund may acquire an interest in corporate loans by purchasing participations in and assignments of portions of corporate loans from third parties or by investing in pools of loans, such as collateralized debt obligations as further described under “Mortgage-backed and asset-backed securities.”

Government securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities.

Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Sovereign debt

The fund may invest in sovereign debt, including emerging market sovereign debt. Sovereign debt securities may include:

•	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and their political subdivisions

•	Fixed income securities issued by government-owned, controlled or sponsored entities

•	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers

•	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness

•	Participations in loans between governments and financial institutions

•

Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development

Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. Government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. Government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities are also particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The fund may invest in collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are a type of mortgage-backed security. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but may also be collateralized by whole loans or private pass-throughs (referred to as “Mortgage Assets”). Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

CDOs are a type of asset-backed security. A CBO is a trust or other special purpose entity which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other special purpose entity that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Like CMOs, CDOs generally issue separate series or “tranches” which vary with respect to risk and yield. CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Municipal securities

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related fiscal period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Foreign and emerging market securities

The fund may invest its assets in securities of foreign issuers, including mortgage-backed securities and asset-backed securities issued by foreign entities. The value of the fund’s foreign securities may decline because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers. The fund may invest in foreign securities issued by issuers located in emerging market countries. To the extent the fund invests in these securities, the risks associated with investment in foreign issuers will generally be more pronounced.

Preferred stock and convertible securities

The fund may invest in preferred stock and convertible securities. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Convertible fixed income securities convert into shares of common stock of their issuer. Preferred stock and convertible fixed income securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Equity securities

Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities. Equity securities include warrants, rights, exchange traded and over-the-counter common stocks, baskets of equity securities such as exchange traded funds, depositary receipts, trust certificates, limited partnership interests, and shares of other investment companies and real estate investment trusts.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities generally have greater price volatility than fixed income securities.

Warrants and rights permit, but do not obligate, their holder to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Securities of other investment companies

The fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. The return on investments in other registered investment companies will be reduced by the operating expenses, including investment advisory expenses, of such companies, and by any sales loads or other distribution and/or service fees or charges incurred in purchasing or selling shares of such companies, in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Zero coupon bonds, pay-in-kind securities and deferred interest securities

Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically. However, zero coupon bonds are useful as a tool for managing duration. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Forward roll transactions

The fund may engage in forward roll transactions (also referred to as mortgage dollar rolls). A forward roll transaction involves a forward commitment by the fund (see “When-issued securities, delayed delivery and forward commitment transactions” above). In general, in a forward roll transaction, the fund sells a mortgage security while simultaneously agreeing to repurchase a similar security from the same party (the counterparty) on a specified future date at a lower fixed price. The fund may enter into a forward roll transaction with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified date the fund sells the security and agrees to repurchase a similar security at a later time.

An obligation to repurchase securities on a specified future date involves a risk of loss if the value of the securities that the fund is obligated to purchase declines below the purchase price prior to the repurchase date. Forward roll transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure.

Short-term investments

The fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Securities lending

The fund may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of such securities, is continuously maintained by the counterparty with the fund. During the pendency of the transaction, the counterparty will pay the fund an amount equivalent to any dividends or interest paid on such securities, and the fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the counterparty who has delivered equivalent collateral.

Restricted and illiquid securities

Restricted securities are securities subject to legal or contractual restrictions on their resale. An “illiquid security” is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security. Such conditions might prevent the sale of such securities at a time when the sale would otherwise be desirable. The fund will not acquire “illiquid securities” if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the fund’s net assets. The fund may determine that some restricted securities can be more readily sold, for example to qualified institutional buyers pursuant to SEC Rule 144A, and therefore may treat certain such securities as “liquid” for purposes of limitations on the amount of illiquid securities it may own. Investing in these restricted securities could have the effect of increasing the fund’s illiquidity if qualified buyers become, for a time, uninterested in buying these securities. These securities may be difficult to value, and the fund may have difficulty disposing of such securities promptly. The fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.

Structured notes and indexed securities

Structured notes and indexed securities differ from other types of debt securities. The interest rate or principal amount payable at maturity may vary based on changes in one or more specified reference instruments, such as currencies, other securities, interest rates, commodities, indices or other financial indicators. The change in the principal amount payable with respect to, or the interest rate of, a structured note or indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Inflation-indexed, inflation-protected and related securities

Inflation-indexed and inflation-protected securities are fixed-income securities that are structured to provide protection against inflation and whose principal value or coupon (interest payment) is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is not guaranteed for inflation-indexed and inflation-protected securities. As a result, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Inflation-protected securities denominated in the U.S. dollar include U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), as well as other bonds issued by U.S. and non-U.S. government agencies and instrumentalities or corporations and derivatives related to these securities. U.S. TIPS are inflation-protected securities issued by the U.S. Department of the Treasury and the principal amounts of U.S. TIPS are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers, calculated with a three-month lag). U.S. TIPS pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond, this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed. The current market value of U.S. TIPS is not guaranteed and will fluctuate.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in any type of money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the flexibility to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Proxy Statement/Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

More on risks of investing in the funds

Market and interest rate risk. The market prices of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for a subadviser. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the fund, and the fund’s yield, may decline.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Rates of interest income generated by the fund may decline due to a decrease in market interest rates.

Credit risk. If an obligor or a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, securities lending agreements and when issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Not all securities are rated.

The fund is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default, are considered speculative and may involve major risk of exposure to adverse conditions. These securities may be in default or in danger of default as to principal or interest. Unrated securities of comparable quality share these risks.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Not all U.S. government securities are backed by the full faith and credit of the United States. Some securities, such as securities issued by Freddie Mac, are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities have a risk of default.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase fund volatility. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk as discussed below, which includes the potential inability of the fund to terminate or sell its derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Investments by the fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, if the fund agrees to exchange payments in U.S. dollars for payments in non-U.S. currency, that type of swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to non-U.S. currency and interest rates. The fund may also enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If the subadviser is incorrect in its interest rate forecasts and/or an interest rate swap used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.

Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. The absence of a central exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation, noted above, will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Leveraging risk. The fund may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery, structured note or forward commitment transactions, reverse repurchase agreements or forward rolls or investing collateral from securities loans. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Foreign securities and emerging market risk. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments. In addition, the fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

The risks of foreign investment are greater for investments in emerging markets. The fund considers a country to be an emerging market country if, at the time of investment, it is represented in the JP Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle- or low-income. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Because the fund may invest in emerging market securities, investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. An investment in emerging market securities should be considered speculative.

Hedging risk. The decision as to whether and to what extent the fund will engage in hedging transactions to hedge against such risks as credit risk and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of the fund and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may reduce gains or result in losses.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall.

Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates. This may cause the fund’s share price to be more volatile.

Risk of investing in fewer issuers. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value.

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. In that case the fund would not earn income on the cash and the fund’s yield would go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Risks relating to inflation-indexed securities. The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. The principal value of inflation-indexed securities declines in periods of deflation, and holders of such securities may experience a loss. Although the holders of U.S. TIPS receive no less than the par value of the security maturity, if the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the fund holds an inflation-indexed security, the fund may earn less on the security than on a conventional bond.

Any increase in principal value caused by an increase in the index the inflation-indexed securities are tied to is taxable in the year the increase occurs, even though the fund will not receive cash representing the increase at that time. As a result, the fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Code. See “Additional tax information” in the SAI.

If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of inflation-indexed securities held by the fund will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. Inflation-indexed securities are tied to indices that are calculated based on rates of inflation for prior periods. There can be no assurance that such indices will accurately measure the actual rate of inflation in the prices of goods and services.

Special risks of mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. The effect on the fund’s return is similar to that discussed above for “Prepayment or call risk.”

When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Asset-backed securities are subject to many of the same risks as mortgage-backed securities.

At times, some of the mortgage-backed and asset-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium. Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.

In response to the recent financial crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. Among other things, the Federal Reserve has attempted to keep mortgage rates low by acting as a buyer of mortgage-backed assets. It is anticipated that this support will end, and mortgage rates may rise and prices of mortgage-backed securities may fall when that happens. To the extent the fund’s assets are invested in mortgage-backed securities, returns to fund investors may decline.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

APPENDIX D

Financial Highlights of the Acquiring Fund

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class IS SharesA,B	2010C		2009		2008E
Net Asset Value, Beginning of Period	$10.31		$9.31		$9.49

Income (Loss) From Operations:
Net investment income	0.20		0.42		0.09
Net Realized And Unrealized Gain (loss)	0.35		1.15		(0.13)

Total Income (loss) From Operations	0.55		1.57		(0.04)

Less Distributions From:
Net investment income	(0.21)		(0.42)		(0.14)
Net realized gains	—		(0.15)		—

Total Distributions	(0.21)		(0.57)		(0.14)

Net Asset Value, End of Period	$10.65		$10.31		$9.31

Total ReturnG	5.40%		17.39%		(0.41)%

Net Assets, End of Period (000s)	$54,474		$60,112		$50,196

Ratios to Average Net Assets:
Gross expenses	0.46	%H	0.46	%D	0.46	%D,H
Net expenses	0.45	H,I	0.45	D	0.45	D,H
Net investment income	3.82	H	4.2		4.5	H

Portfolio Turnover Rate	60%		174.7%		164.7	%F

A	In April 2010, Institutional Select Class shares were renamed Class IS shares.
B	Per share amounts have been calculated using the average shares method.
C	For the six months ended June 30, 2010 (unaudited).
D

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

E	For the period October 3, 2008 (commencement of operations) to December 31, 2008.
F	Not annualized.
G

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

H	Annualized.
I	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

D-1

For a share of each class of capital stock outstanding throughout each year ended

December 31, unless otherwise noted:

Class I SharesA	2010B		2009		2008D		2008F		2007F		2006F		2005F
Net Asset Value, Beginning of Period	$10.31		$9.32		$10.30		$10.43		$10.21		$10.51		$11.01

Income (Loss) From Operations:
Net investment income	0.20	H	0.42	H	0.34	H	0.52	H	0.49	H	0.44	C	0.38	C
Net realized and unrealized gain (loss)	0.35		1.14		(0.82)		(0.14)		0.22		(0.20)		(0.22)

Total Income (Loss) From Operations	0.55		1.56		(0.48)		0.38		0.71		0.24		0.16

Less Distributions From:
Net investment income	(0.21)		(0.42)		(0.37)		(0.51)		(0.49)		(0.44)		(0.38)
Net realized gains	—		(0.15)		(0.13)		—		—		(0.10)		(0.28)

Total Distributions	(0.21)		(0.57)		(0.50)		(0.51)		(0.49)		(0.54)		(0.66)

Net Asset Value, End of Period	$10.65		$10.31		$9.32		$10.30		$10.43		$10.21		$10.51

Total ReturnI	5.39%		17.24%		(4.72)%		3.77%		7.17%		2.37%		1.66%

Net Assets, End of Period (000s)	$356,250		$422,610		$475,695		$706,873		$639,735		$739,492		$660,480

Ratios to Average Net Assets:
Gross expensesE	0.47	%J	0.47%		0.46	%J	0.45%		0.46%		0.47%		0.46%
Net expensesE	0.47	J	0.47		0.46	J	0.45		0.45		0.45		0.45
Net investment income	3.79	J	4.2		4.6	J	5.0		4.8		4.3		3.6

Portfolio Turnover Rate	60%		174.7%		164.7	%G	239%		244.1%		266.1%		215.7%

A	In April 2010, Institutional Class shares were renamed Class I shares.
B	For the six months ended June 30, 2010 (unaudited).
C	Computed using SEC method.
D	For the period April 1, 2008 through December 31, 2008.
E

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

F	For the year ended March 31.
G	Not annualized.
H	Per share amounts have been calculated using the average shares method.
I

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

J	Annualized.

See Notes to Financial Statements.

D-2

APPENDIX E

Historical Performance for Each Fund

Western Asset Intermediate Bond Portfolio

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class I shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling Institutional Shareholder Services at 1-888-425-6432.

Total Returns (before taxes) (%)

Best quarter (6/30/2009): 8.42

Worst quarter (9/30/2008): (4.09)

Average Annual Total Returns (for periods ended December 31, 2009) (%)

	1 year	5 years	10 years	Since inception	Inception date
Class I
Return before taxes	17.24	4.81	6.37
Return after taxes on distributions	14.89	2.94	4.21
Return after taxes on distributions and sale of fund shares	11.10	3.01	4.18

Other Classes (Return before taxes only)
Class IS1	17.39	N/A	N/A	13.39	10/03/2008
Barclays Capital Intermediate U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	5.24	4.66	5.93

[1]	For the period October 3, 2008 (commencement of operations) to December 31, 2009, the average annual returns of the Barclays Capital Intermediate U.S. Government/Credit Index was 7.63%.

The after-tax returns are shown only for Class I shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class I will vary from returns shown for Class I.

Western Asset Intermediate Plus Bond Portfolio

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class I shares. The table shows the average annual total

E-1

returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling Institutional Shareholder Services at 1-888-425-6432.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Total Returns (before taxes) (%)

Best quarter (6/30/2009): 9.01

Worst quarter (9/30/2008): (4.70)

Average annual total returns (for periods ended December 31, 2009) (%)

	1 year	5 years	Since inception	Inception date
Class I
Return before taxes	19.84	4.89	4.70	04/01/2004
Return after taxes on distributions	18.00	3.05	2.95
Return after taxes on distributions and sale of fund shares	12.80	3.10	2.99

Other Classes (Return before taxes only)
Class IS1	19.89	N/A	21.69	11/10/2008
Barclays Capital Intermediate U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	5.24	4.66	4.17	04/01/2004

[1]	For the period November 10, 2008 (commencement of operations) to December 31, 2009, the average annual total return of the Barclays Capital Intermediate U.S. Government/Credit Index was 8.77%.

The after-tax returns are shown only for Class I shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class I will vary from returns shown for Class I. Returns for Class FI are not presented because it has not yet commenced operations. Returns for Class FI would be substantially similar to those shown except to the extent that Class FI has different expenses than Class I and Class IS shares.

E-2

APPENDIX F

Instructions for Signing Proxy Card

The following general rules for signing the voting instruction card may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instruction card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

3. All Other Accounts: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith Jr., Executor

F-1

APPENDIX G

5% Shareholders of the Target Fund and Acquiring Fund

As of October 15, 2010, the Target Fund and the Acquiring Fund are aware that the following persons own beneficially or of record 5% or more of such fund’s outstanding shares:

Fund	Class	Name	Address	Percent
Western Asset Intermediate Plus Bond Portfolio	I	COMERICA BANK FBO VILLAGE OF BEVERLY HILLS	PO BOX 75000 M/C 3446 DETROIT MI 48275-0001	11.45%

Western Asset Intermediate Plus Bond Portfolio	I	DINGLE & CO	411 W LAFAYETTE BLVD DETROIT MI 48226-3120	7.83%

Western Asset Intermediate Plus Bond Portfolio	I	IBEW LOCAL UNION NO 124 HEALTH AND WELFARE FUND	305 E 103RD TER KANSAS CITY MO 64114-4760	57.77%

Western Asset Intermediate Bond Portfolio	IS	NATIONAL BK OF INDIANAPOLIS FBO NBI FBO HENDRICKS DEPREC	107 N PENNSYLVANIA ST STE 600 INDIANAPOLIS IN 46204-2420	45.52%

Western Asset Intermediate Bond Portfolio	I	NATIONAL FINANCIAL SRVCS LLC FOR THE BENEFIT OF OUR CUSTOMERS	200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS DEPT 5TH FLOOR NEW YORK NY 10281-1003	6.44%

Western Asset Intermediate Bond Portfolio	I	SAXON & CO FBO 40-40-090-4099990	PO BOX 7780 PHILADELPHIA PA 19182-0001	23.40%

Western Asset Intermediate Bond Portfolio	I	SAXON & CO FBO 40-40-090-7499991	PO BOX 7780 PHILADELPHIA PA 19182-0001	6.52%

Western Asset Intermediate Bond Portfolio	I	SAXON & CO FBO 40-40-090-7299997	PO BOX 7780 PHILADELPHIA PA 19182-0001	6.31%

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Fund	Class	Name	Address	Percent
Western Asset Intermediate Bond Portfolio	IS	SEI PRIVATE TRUST COMPANY C/O UNION BANK ID 797 FBO 6749123330 PS&SI LOCAL #290 H&W-WABSX	ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	18.34%

Western Asset Intermediate Bond Portfolio	I	SHEET METAL WORKERS’ INTERNATIONAL ASSOCIATION STRIKE FUND	1750 NEW YORK AVE NW 6TH FLR WASHINGTON DC 20006-5301	7.70%

Western Asset Intermediate Plus Bond Portfolio	I	TEAMSTERS UNION LOCAL 52 PENSION FUND	6511 EASTLAND RD BROOK PARK OH 44142-1342	18.39%

Western Asset Intermediate Bond Portfolio	IS	UA LOCAL 125 HEALTH & WELFARE FUND	1831 16TH AVE SW CEDAR RAPIDS IA 52404-1755	11.80%

Western Asset Intermediate Bond Portfolio	IS	UNIVERSITY OF KANSAS HOSPITAL AUTHORITY	MAIL STOP #3011 3901 RAINBOW BLVD KANSAS CITY KS 66103-2937	14.28%

Western Asset Intermediate Bond Portfolio	I	WELLS FARGO BANK, NA FBO OMNIBUS ACCOUNT CASH/CASH	PO BOX 1533 MINNEAPOLIS MA 55480-1533	5.10%

G-2

WESTERN ASSET FUNDS, INC.

Western Asset Intermediate Bond Portfolio

STATEMENT OF ADDITIONAL INFORMATION

November 5, 2010

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
Western Asset Intermediate Plus Bond Portfolio	Western Asset Intermediate Bond Portfolio

100 International Drive Baltimore, Maryland 21202 1-410-539-0000	100 International Drive Baltimore, Maryland 21202 1-410-539-0000

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated November 5, 2010, relating specifically to the proposed transfer of all of the assets of Western Asset Intermediate Plus Bond Portfolio (the “Target Fund”) to Western Asset Intermediate Bond Portfolio (the “Acquiring Fund”) in exchange for (i) the Acquiring Fund assuming all of the liabilities of the Target Fund, and (ii) shares of the Acquiring Fund having an aggregate net asset value equal to the net assets of the Target Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to the Acquiring Fund at the address set forth above or call 1-800-425-6532. The transfer is to occur pursuant to a Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

1. General Information	S-2
2. Financial Statements and Other Incorporated Documents	S-2

S-1

GENERAL INFORMATION

A Special Meeting of Shareholders of the Target Fund to consider the Reorganization will be held at the offices of Legg Mason Partners Fund Advisor, LLC, 100 International Drive, Baltimore, Maryland 21202, on December 10, 2010, at 10:00 a.m., Eastern Time. For further information about the Reorganization, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS AND OTHER INCORPORATED DOCUMENTS

The Statement of Additional Information (the “SAI”) related to the Proxy Statement/Prospectus dated November 5, 2010 consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein:

•	The Acquiring Fund SAI dated April 30, 2010 (SEC Accession Number 0001193125-10-109014, filed May 5, 2010);

•

The audited financial statements of the Target Fund as included in the Annual Report to Shareholders of the Target Fund for the year ended December 31, 2009 (SEC Accession Number 0001193125-10-047806, filed March 4, 2010) and related Report of Independent Registered Public Accounting Firm;

•

The audited financial statements of the Acquiring Fund as included in the Annual Report to Shareholders of the Acquiring Fund for the year ended December 31, 2009 (SEC Accession Number 0001193125-10-047806, filed March 4, 2010) and related Report of Independent Registered Public Accounting Firm;

•

The unaudited financial statements of the Target Fund as included in the Semi-Annual Report to Shareholders of the Target Fund for the period ended June 30, 2010 (SEC Accession Number 0001193125-10-199149, filed August 27, 2010); and

•

The unaudited financial statements of the Acquiring Fund as included in the Semi-Annual Report to Shareholders of the Acquiring Fund for the period ended June 30, 2010 (SEC Accession Number 0001193125-10-201540, filed August 31, 2010); and

Pro Forma Financial Statements

The unaudited pro forma information provided herein should be read in conjunction with the annual and semi-annual reports to shareholders, for the periods ended December 31, 2009 and June 30, 2010, respectively, for each of the Target Fund and the Acquiring Fund.

On September 8, 2010, the Board of Directors of Western Asset Funds, Inc. approved an Agreement and Plan of Reorganization (the “Reorganization”) whereby the Acquiring Fund will acquire all the assets of, and assume of all of the liabilities of, the Target Fund and the Target Fund will receive shares of Acquiring Fund, to be distributed to the shareholders of the Target Fund in redemption of all of the outstanding shares of the Target Fund, and thereafter terminate as a series of the Corporation.

The unaudited pro forma information set forth below for the period ended June 30, 2010 is intended to present ratios and supplemental data as if the acquisition of the Target Fund by the Acquiring Fund had been consummated at July 1, 2009.

Legg Mason Partners Fund Advisor, LLC (the “manager”) is the investment manager of each of the Target Fund and the Acquiring Fund. Western Asset Management Company (“WAM”) is an investment subadviser of each of the Target Fund and the Acquiring Fund pursuant to separate contracts between WAM and the manager with respect to each fund. Western Asset Management Company Limited (“WAML” and together with WAM the “subadvisers”) serves as an investment subadviser of the Target Fund pursuant to a contract with the manager with respect to the Target Fund. WAML does not serve as an investment subadviser with respect to the Acquiring Fund.

Each of the Target Fund and the Acquiring Fund pays a monthly management fee to the manager calculated at an annual rate of 0.40% of the respective fund’s average daily net assets. The manager pays the applicable subadviser(s) a portion of the management fee that it receives from each fund. The funds do not pay any additional advisory or other fees for advisory services provided by WAM or WAML (as applicable).

S-2

The Target Fund and Acquiring Fund have the same distributor, transfer agent and custodian as one another. Each of these service providers has entered into an agreement with the Target Fund and the Acquiring Fund, which governs the provisions of services to such funds. Such agreements have the same terms with respect to each fund.

As of June 30, 2010, the net assets of: (i) the Target Fund were approximately $43,279,174 and (ii) the Acquiring Fund were approximately $410,723,727. The net assets of the combined fund as of June 30, 2010 would have been approximately $454,002,901

On a pro forma basis for the period ended June 30, 2010, the proposed reorganization would have resulted in the following approximate increases/(decreases) to expenses charged:

Shareholder reports	$(20,428)
Custodian fees	$(12,908)
Registration Fees	$(20,538)
Legal fees	$(28,185)
Audit and tax	$(50,714)
Other expense	$5,039
Total net (decrease) in expenses	$(127,734)
Reduction in fees waived and/or expenses reimbursed	$128,832

No significant accounting policies (including valuation of portfolio securities) will change as a result of the proposed reorganization. It is anticipated that holdings representing approximately 15% of the investment portfolio of Target Fund (measured as of August 31, 2010) will be disposed of prior to the Reorganization in order to meet the investment policies of the Acquiring Fund. The Target Fund will pay any transaction costs associated with disposing of such portfolio securities of the Target Fund that would not be compatible with the investment policies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. The estimated loss, if the proposed transaction had occurred on August 31, 2010, including trading costs, would have been $2,879,650 on a U.S. GAAP basis. The estimated per share capital loss would have been $0.68.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1.	No gain or loss is recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund by the Target Fund to its shareholders in liquidation of the Target Fund.

2.	No gain or loss is recognized by the Target Fund shareholders upon the exchange of their shares of the Target Fund solely for shares of the Acquiring Fund pursuant to the Reorganization.

3.	The historical cost of investment securities generally is carried forward to the Acquiring Fund.

The results of operations of the Acquiring Fund for pre-combination periods will not be restated.

At December 31, 2009, the Target Fund had a capital loss carryforward of approximately $924,264. At December 31, 2009, the Acquiring Fund had a capital loss carryforward of approximately $2,434,470.

The Target Fund will pay estimated reorganization costs of $26,572 expected to be incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization whether or not the Reorganization is consummated. This estimate reflects the manager paying 50% of the estimated costs that would otherwise be incurred by the Target Fund. The transaction costs associated with the Target Fund repositioning its portfolio in connection with the Reorganization will be borne by the Target Fund, and are not reflected in this estimate. The manager will pay 100% of the Acquiring Fund’s reorganization costs whether or not the Reorganization is consummated.

S-3